                                                                Exhibit 10(y)

                                  AMENDMENT TO
                      MULTI-YEAR REVOLVING CREDIT AGREEMENT


     This Amendment to Multi-Year Revolving Credit Agreement, dated as of May 8, 1996 (this "Amendment"), is among TRW Inc., an Ohio corporation (the "Company") and the financial institutions listed on the signature pages hereof together with their successors or assigns (collectively, the "Banks" and individually, a "Bank").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, on July 1, 1992, the Company and the Banks entered into the Three-Year Revolving Credit Agreement (as it was then titled), which agreement was amended on June 30, 1993, on March 1, 1994 and on February 28, 1995 (the agreement as amended is known hereinafter as the "Agreement"); and

     WHEREAS, the Company and the Banks have agreed to make such changes to the Agreement as are reflected in this Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:


SECTION 1     THE AMENDMENTS

     1.1 AMENDMENT OF "COMMITMENT". Section 1.1 of the Agreement shall be amended to read in its entirety as set forth below:

         1.1 COMMITMENT. Subject to the terms and conditions of this Agreement, each of the Banks, severally and for itself alone, agrees to make loans (collectively, the "Loans" and individually, a "Loan") to the Company and, as provided in Section 1.8, to any Designated Subsidiary on a revolving basis from time to time before the Termination Date, as it may be extended from time to time pursuant to Section 1.2, in such aggregate amounts as the Company or any Designated Subsidiary may from time to time request from such Bank; provided, however, that the aggregate principal amount of Loans that any Bank shall be committed to have outstanding to the Company and the Designated Subsidiaries shall not at any one time exceed the amount set forth opposite such Bank's signature hereto, or any subsequent amendment hereto (except to the extent provided in Section 1.9 hereof). The foregoing commitment of each Bank to make Loans as reduced from time to time in accordance with the terms hereof is herein called such Bank's "Commitment" and the commitments of all Banks are herein sometimes collectively called the "Commitments."

     1.2 DELETION OF "TERMINATION OF COMMITMENT". Section 1.9 of the Agreement shall be deleted in its entirety.


     1.3 RENUMBERING OF "LOANS OUTSTANDING UNDER PRIOR FACILITY". Section 1.10 of the Agreement shall be renumbered to now be Section 1.9.


     1.4 AMENDMENT OF "COMMITMENT FEE". Section 4.1 of the Agreement shall be amended to delete references to Section 1.9 of the Agreement and, as amended, shall read in its entirety as set forth below:

         4.1 COMMITMENT FEE. The Company agrees to pay to each Bank a commitment fee, for the period from and including the date of this Agreement to the Termination Date on the daily average of the Unused Amount of such Bank's Commitment hereunder equal to the Applicable Commitment Fee in effect from time to time multiplied by the Unused Amount. Such commitment fee shall be payable quarterly in arrears on the tenth day of each April, July, October, and January (the first such payment to be made on October 10, 1992) for the quarterly period ended on the last day of the preceding month and on the Termination Date. The Company may make such payments according to the Electronic Payment Instructions.


     1.5 DELETION OF "UTILIZATION FEE". Section 4.2 of the Agreement shall be deleted in its entirety.


     1.6 RENUMBERING OF "COMPUTATION OF FEES". Section 4.3 of the Agreement shall be renumbered to now be Section 4.2.


     1.7 AMENDMENT OF "MANDATORY PREPAYMENT". Section 5.3 of the Agreement shall be amended to read in its entirety as set forth below:

         5.3 MANDATORY PREPAYMENT. On each day on which the aggregate outstanding principal amount of Loans owing to any Bank on such day exceeds (whether as a result of currency fluctuations or otherwise) such Bank's Commitment hereunder, the Company shall pay to such Bank on demand a mandatory prepayment in the amount of such excess. Mandatory prepayments required by this Section 5.3 shall be applied first to Base Rate Loans until paid in full and then, at the Company's election and in the order specified by the Company, to Fixed Rate Loans.


     1.8 AMENDMENT OF "NET WORTH". Section 9.2 of the Agreement shall be amended to read in its entirety as set forth below:

         9.2 NET WORTH. The Company will not permit Consolidated Net Worth to be less than 1,600,000,000 U.S. Dollars less an amount equal to the lesser of
     (i) the aggregate amount expended by the Company subsequent to December 31, 1995 for the repurchase of its common stock and (ii) 600,000,000 U.S. Dollars.


     1.9 AMENDMENT OF "APPLICABLE COMMITMENT FEE" DEFINITION. The definition to "Applicable Commitment Fee" set forth in Section 13 shall be amended to read in its entirety as follows:

         "APPLICABLE COMMITMENT FEE" means the percentage in effect from time to time as set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"):

                      Rating                               Applicable
                  (Moody's/S&P)                        Commitment Fee
                  -------------                        --------------

                  higher than A1/A+                         0.060%
                  A1/A+                                     0.070%
                  A2/A                                      0.080%
                  A3/A-                                     0.090%
                  Baa1/BBB+                                 0.100%
                  Baa2/BBB                                  0.125%
                  Baa3/BBB-                                 0.150%
                  lower than Baa3/BBB-                      0.175%


     1.10 AMENDMENT OF "APPLICABLE MARGIN" DEFINITION. The definition to "Applicable Margin" set forth in Section 13 shall be amended to read in its entirety as follows:

         "APPLICABLE MARGIN" means, at any time, the percentage set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's or S&P:


                                      Applicable                   Applicable
                                      Margin for                   Margin for
                 Rating               Domestic CD                 Eurocurrency
              (Moody's/S&P)              Loans                       Loans
--------------------------------------------------------------------------------

              higher than A1/A+          0.275%                      0.175%
              A1/A+                      0.300%                      0.200%
              A2/A                       0.325%                      0.225%
              A3/A-                      0.350%                      0.250%
              Baa1/BBB+                  0.400%                      0.300%
              Baa2/BBB                   0.475%                      0.375%

              Baa3/BBB-                    0.550%             0.450%
              lower than Baa3/BBB-         0.600%             0.500%



     1.11 REPLACEMENT OF "CONSOLIDATED TANGIBLE NET WORTH" DEFINITION. The definition of "Consolidated Tangible Net Worth" set forth in Section 13 shall be deleted and replaced by the defined term "Consolidated Net Worth" which shall read in its entirety as follows:

         "CONSOLIDATED NET WORTH" means at any date the sum of the consolidated shareholders' investment and minority interests of the Company and its Consolidated Subsidiaries determined as of such date. Consolidated shareholders' investment and minority interests shall be as included in the annual and quarterly financial statements of the Company, as applicable.

     1.12 AMENDMENT OF "ELECTRONIC PAYMENT INSTRUCTIONS" DEFINITION. The definition of "Electronic Payment Instructions" set forth in Section 13 shall be amended to read in its entirety as follows:

         "ELECTRONIC PAYMENT INSTRUCTIONS" means the Bank Routing and account number information identifying the account of each Bank to receive the ACH payment of Commitment Fees. Such Electronic Payment Instructions for each Bank are set forth below the signature block of such Bank to the Amendment dated as of May 8, 1996 to the Agreement and may be changed at any time by written notice by such Bank to the Company.

     1.13 AMENDMENT OF "INTEREST PERIOD" DEFINITION. The definition of "Interest Period" set forth in Section 13 shall be amended to read in its entirety as follows:

         "INTEREST PERIOD" means, with respect to any Fixed Rate Loan, the period commencing on the date such Loan was made, or on the date such Loan was Converted from a Loan of a different type, or on the date of expiration of the immediately preceding Interest Period for such Loan, and (i) ending 30, 60, 90, 120, 150, 180 days, or, if available, more than 180 days up to and including 360 days, thereafter in the case of a Domestic CD Loan, or
     (ii) ending one, two, three, or six months, or, if available, more than six months up to and including twelve months, thereafter in the case of a Eurocurrency Loan, all as the Company or any Designated Subsidiary may specify pursuant to Section 1.4, 1.5, or 3.3; the Interest Period for any Negotiated Loan or any Local Currency Loan shall be as agreed by the Company or any Designated Subsidiary and the Relevant Bank pursuant to
     Section 1.6 or 1.7 . Each Interest Period for a Fixed Rate Loan that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case with respect to a Eurocurrency Loan such Interest Period shall end on the next preceding Business Day).

     1.14 DELETION OF "NET WORTH" DEFINITION. The definition of "Net Worth" set forth in Section 13 shall be deleted in its entirety.


     1.15 AMENDMENT OF "PERCENTAGE" DEFINITION. The definition of "Percentage" set forth in Section 13 shall be amended to read in its entirety as follows:

         "PERCENTAGE" means as to any Bank the percentage of such Bank's share of the total Commitments of all Banks.


     1.16 AMENDMENT OF "TERMINATION DATE" DEFINITION. The definition of "Termination Date" set forth in Section 13 shall be amended to read in its entirety as follows:

         "TERMINATION DATE" means the earlier to occur of (a) July 1, 2001, subject to extension for one or more successive one-year periods as to any Bank or Banks pursuant to Section 1.2, or (b) such other date on which the Commitments shall terminate pursuant to Section 11.2.


     1.17 AMENDMENT OF "COMPUTATIONS". Section 14.4 of the Agreement shall be amended to delete references to certain calculations and, as amended, shall read in its entirety as set forth below:

         14.4 COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with the Company's then current method of accounting, which method must be in accordance with GAAP; provided, however, if any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 8.4 hereafter occasioned by the promulgation of rules, regulations, pronouncements, and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of the financial covenants, standards, or terms found in
     Section 9.2 hereof, the parties hereto agree to enter into negotiations to amend such provisions so as equitably to reflect such changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such changes as if such changes had not been made.

SECTION 2     GENERAL.

     2.1 RESTATEMENT OF AGREEMENT. The Three-Year Revolving Credit Agreement dated as of July 1, 1992 has been restated to incorporate all changes contained in this and all prior Amendments and is attached as Exhibit I.


     2.2 REISSUANCE OF NOTES. In connection with the effectiveness of this Amendment, the Company shall issue to each of the Banks a Note in the principal amounts set forth next to such Bank's name in the signature blocks below. Contemporaneously with the issuance of such Notes, the Notes dated February 28, 1995 currently pertaining to the Agreement shall be deemed null and void and each Bank shall cancel and return to the Company such Note pertaining to the Agreement currently in such Bank's possession.


     2.3 EFFECTIVENESS OF FEE CHANGES. All fee and interest rate changes set forth in this Amendment shall be effective only on a prospective basis from the date hereof.


     2.4 OTHER TERMS AND CONDITIONS. Unless amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect without change and are hereby ratified and confirmed in all respects.


     2.5 GOVERNING LAW. This Amendment and each Note issued pursuant hereto shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Company and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.


     2.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. When counterparts executed by all the parties shall have been lodged with the Company (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the date hereof.

     2.7 CAPTIONS. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

     Delivered at Cleveland, Ohio, as of the day and year first above written.

                                     TRW INC.

                                     By /s/ W.C. Seeger, Jr.
                                        ----------------------------
                                        William C. Seeger, Jr.
                                        Vice President and Treasurer

                                        1900 Richmond Road
                                        Cleveland, Ohio 44124
                                        Telephone 216/291-7540
                                        Facsimile: 216/291-7831

                                      BANKS:

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                  Bank of America National Trust
              -----                   and Savings Association


                                      By: /s/ Deborah Graziano
                                         -----------------------
                                         Name: Deborah Graziano
                                         Title: Vice President


                                      DOMESTIC OFFICE

                                       Bank of America NT & SA
                                       1850 Gateway Boulevard
                                       Concord, California  94520
                                       Telephone:       (510) 675-7485
                                                        ---------------
                                       Facsimile:       (510) 675-7531
                                                        ---------------
                                       Attention:       Selina Button

                                       EUROCURRENCY OFFICE

                                       Bank of America NT & SA
                                       1850 Gateway Boulevard
                                       Concord, California  94520
                                       Telephone:       (510) 675-7485
                                                        ---------------
                                       Facsimile:       (510) 675-7531
                                                        ---------------
                                       Attention:       Selina Button


                                       ELECTRONIC PAYMENT
                                       INSTRUCTIONS

                                       Receiving Bank:  Bank of America
                                                        ---------------
                                       ABA Routing No.: 121000358
                                                        ---------------
                                       Account No.:  12331-83980
                                                     ---------------
                                       Account Name: Incoming Money Transfer
                                                     -----------------------
                                       Reference No.: TRW Commitment Fee
                                                      ------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %            Barclays Bank PLC
              -----



                                By: /s/ L. Peter Yetman
                                   -----------------------
                                   Name: L. Peter Yetman
                                   Title: Associate Director


                                DOMESTIC OFFICE

                                Barclays Bank PLC
                                222 Broadway
                                New York, New York 10038
                                Telephone: (212) 412-1196
                                           -----------------
                                Facsimile: (212) 412-1099
                                           -----------------

                                EUROCURRENCY OFFICE

                                Barclays Nassau, Bahamas Branch
                                c/o Barclays Bank PLC
                                222 Broadway
                                New York, New York 10038
                                Telephone: (212) 412-1196
                                           -----------------
                                Facsimile: (212) 412-1099
                                           -----------------


                                ELECTRONIC PAYMENT
                                INSTRUCTIONS

                                Receiving Bank: Barclays Bank PLC - New York
                                                ----------------------------
                                ABA Routing No.:  026-002--574
                                                  ---------------
                                Account No.:  050-019-104
                                              ----------------------
                                Account Name: TRW
                                              ----------------------
                                Reference No.:  TRW Commitment Fee; N. Sangle
                                                ------------------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                   The Chase Manhattan Bank, N.A.
              -----


                                        By: /s/ Joan F. Garvin
                                           -----------------------
                                           Name: Joan F. Garvin
                                           Title: Vice President


                                        DOMESTIC OFFICE

                                        The Chase Manhattan Bank, N.A.
                                        One Chase Manhattan Plaza
                                        Fifth Floor
                                        New York, New York  10081
                                        Telephone:       (212) 552-2722
                                                         --------------
                                        Facsimile:       (212) 552-1372
                                                         --------------


                                        EUROCURRENCY OFFICE

                                        The Chase Manhattan Bank, N.A.
                                        One Chase Manhattan Plaza
                                        Fifth Floor
                                        New York, New York  10081
                                        Telephone:
                                                         -------------
                                        Facsimile:
                                                         -------------

                                        ELECTRONIC PAYMENT
                                        INSTRUCTIONS

                                        Receiving Bank: Chase Manhattan Bank
                                                        ----------------------
                                        ABA Routing No.: 021-000021
                                                        ----------------------
                                        Account No.:    900-9-000036
                                                        ----------------------
                                        Account Name:   Commercial Loan Opns.
                                                        ----------------------
                                        Reference No.:  TRW Commitment Fee
                                                        ----------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                   Citibank, N.A.
              -----


                                       By: /s/ Marjorie Futornick
                                          -----------------------
                                          Name: Marjorie Futornick
                                          Title: Vice President


                                       DOMESTIC OFFICE

                                       Citibank, N.A.
                                       c/o Citicorp N.A., Inc.
                                       200 S. Wacker Dr.
                                       Chicago, IL 60606
                                       Telephone:       312-993-3871
                                       Facsimile:       312-993-6840


                                       EUROCURRENCY OFFICE

                                       Citibank, N.A.
                                       c/o Citicorp N.A., Inc.
                                       200 S. Wacker Dr.
                                       Chicago, IL 60606
                                       Telephone:       312-993-3871
                                       Facsimile:       312-993-6840



                                       ELECTRONIC PAYMENT
                                       INSTRUCTIONS

                                       Receiving Bank:  Citibank, N.A., New York
                                       ABA Routing No.:  021000089
                                       Account No.:  38483095
                                       Account Name:  Chicago NEO Loan Acct.
                                                      -------------------------
                                       Reference No.:  TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000    8 %                     Morgan Guaranty Trust Company
              ---                      of New York


                                       By: /s/ J.M. Mikolay
                                          --------------------------
                                          Name:   John M. Mikolay
                                          Title:  Vice President


                                       DOMESTIC OFFICE

                                       Morgan Guaranty Trust Company
                                       of New York
                                       60 Wall Street
                                       New York, New York  10260-0060
                                       Telephone:       (302) 634-1800
                                                        --------------
                                       Facsimile:       (302) 634-1094
                                                        --------------

                                       EUROCURRENCY OFFICE

                                       Morgan Guaranty Trust Company
                                       of New York
                                       Nassau, Bahamas Office
                                       c/o J.P. Morgan Services Inc.
                                       Euro-Loan Servicing Unit
                                       902 Market Street
                                       Wilmington, Delaware  19801
                                       Telephone:       (302) 634-1800
                                                        --------------
                                       Facsimile:       (302) 634-1094
                                                        --------------


                                       ELECTRONIC PAYMENT
                                       INSTRUCTIONS

                                       Receiving Bank:  Morgan Guaranty Trust
                                                        ---------------------
                                       ABA Routing No.: 021000238
                                                        ---------------------
                                       Account No.:     999-99-090
                                                        ---------------------
                                       Account Name:    Loan Department
                                                        ---------------------
                                       Reference No.:   TRW Com. Fee
                                                        ---------------------
                                                        Corp. Proc. Module 30

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                    National City Bank
              -----


                                        By: /s/ Davis R. Bonner
                                            -------------------------
                                            Name:   Davis R. Bonner
                                            Title:  Vice President


                                        DOMESTIC OFFICE

                                         National City Bank
                                         National City Center
                                         P.O. Box 5756
                                         Cleveland, Ohio 44101-0756
                                         Telephone:       (216) 575-3285
                                                          --------------
                                         Facsimile:       (216) 575-9396
                                                          --------------


                                         EUROCURRENCY OFFICE

                                         National City Bank
                                         National City Center
                                         P.O. Box 5756
                                         Cleveland, Ohio 44101-0756
                                         Telephone:       (216) 575-3285
                                                          --------------
                                         Facsimile:       (216) 575-9396
                                                          --------------


                                         ELECTRONIC PAYMENT
                                         INSTRUCTIONS

                                         Receiving Bank:  National City Bank
                                                          ------------------
                                         ABA Routing No.: 041000124
                                                          ------------------
                                         Account No.:     2537557
                                                          ------------------
                                         Account Name:
                                                          ------------------
                                         Reference No.:   TRW Commitment Fee
                                                          ------------------

Amount of     Percentage of
Commitment    Commitments

$60,000,000     8  %                  The Sumitomo Bank, Limited
              -----


                                      By: /s/ H. Iwami
                                          ----------------------------
                                          Name:   Hiroyuki Iwami
                                          Title:  Joint General Manager


                                      DOMESTIC OFFICE

                                      The Sumitomo Bank, Limited
                                      Chicago Branch
                                      Sears Tower
                                      233 South Wacker Drive, Suite 4800
                                      Chicago, Illinois  60606-6448
                                      Telephone:        (312) 876-6431
                                                        --------------
                                      Facsimile:        (312) 876-6436
                                                        --------------


                                      EUROCURRENCY OFFICE

                                      The Sumitomo Bank, Limited
                                      Chicago Branch
                                      Sears Tower
                                      233 South Wacker Drive, Suite 4800
                                      Chicago, Illinois  60606-6448
                                      Telephone:        (312) 876-6431
                                                        --------------
                                      Facsimile:        (312) 876-6436
                                                        --------------


                                      ELECTRONIC PAYMENT
                                      INSTRUCTIONS

                                      Receiving Bank:   FNB of Chicago
                                                        ------------------
                                      ABA Routing No.:  071000013
                                                        ------------------
                                      Account No.:      15-01208
                                                        ------------------
                                      Account Name:     Sumitomo Bank Ltd.,
                                                        Chicago Branch
                                                        ------------------
                                      Reference No.:    TRW Commitment Fee
                                                        ------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000      6 %                     Banque Nationale De Paris
              -----


                                         By: /s/
                                             -------------------------
                                             Name:
                                             Title:


                                         DOMESTIC OFFICE

                                         Banque Nationale De Paris
                                         Chicago Branch
                                         Rookery Building
                                         209 South LaSalle, 5th Floor
                                         Chicago, Illinois  60604
                                         Telephone:        (312) 977-2200
                                                           -------------------
                                         Facsimile:        (312) 977-1380
                                                           -------------------


                                         EUROCURRENCY OFFICE

                                         Banque Nationale De Paris
                                         Chicago Branch
                                         Rookery Building
                                         209 South LaSalle, 5th Floor
                                         Chicago, Illinois  60604
                                         Telephone:        (312) 977-2200
                                                           -------------------
                                         Facsimile:        (312) 977-1380
                                                           -------------------


                                         ELECTRONIC PAYMENT
                                         INSTRUCTIONS

                                         Receiving Bank:   Banque Nationale de
                                                           Paris, New York
                                                           Branch
                                                           -------------------
                                         ABA Routing No.:  026007689
                                                           -------------------
                                         Account No.:      14119400189
                                                           -------------------
                                         Account Name:     BNP, Chicago Branch
                                                           -------------------
                                         Reference No.:    TRW Commitment Fee
                                                           -------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6 %                  Dresdner Bank AG
              -----


                                     By: /s/ D. Slusarczyk
                                         -----------------------------
                                         Name:   Deborah Slusarczyk
                                         Title:  Vice President

                                     By: /s/ Robert Grella
                                         -----------------------------
                                         Name:   Robert Grella
                                         Title:  Vice President



                                     DOMESTIC OFFICE

                                     Dresdner Bank AG New York Branch
                                     75 Wall Street
                                     New York, New York 10005
                                     Telephone:         (212) 429-2244
                                                        -----------------------
                                     Facsimile:         (212) 429-2524
                                                        -----------------------


                                     EUROCURRENCY OFFICE

                                      Dresdner Bank AG Grand Cayman
                                      Branch
                                      c/o Dresdner Bank AG New York Branch
                                      75 Wall Street
                                      New York, New York  10005
                                      Telephone:        (212) 429-2244
                                                        -----------------------
                                      Facsimile:        (212) 429-2524
                                                        -----------------------


                                      ELECTRONIC PAYMENT
                                      INSTRUCTIONS

                                      Receiving Bank:   Chase Manhattan (NY,NY)
                                                        -----------------------
                                      ABA Routing No.:  021-000-021
                                                        -----------------------
                                      Account No.:      920-1-059-079
                                                        -----------------------
                                      Account Name:     Dresdner Bank AG,
                                                        New York Branch
                                                        -----------------------
                                      Reference No.:    TRW Commitment Fee
                                                        -----------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6 %                    NBD Bank
              ------


                                        By: /s/ Andrew W. Strait
                                            ---------------------------
                                            Name:   Andrew W. Strait
                                            Title:  Vice President


                                        DOMESTIC OFFICE

                                        NBD Bank
                                        Attention:  Mid-Corporate Banking
                                        611 Woodward
                                        Detroit, Michigan 48226
                                        Telephone:        (313) 225-3300
                                                          --------------------
                                        Facsimile:        (313) 225-3269
                                                          --------------------

                                        EUROCURRENCY OFFICE

                                        NBD Bank, N.A.
                                        Attention:  Mid-Corporate Banking
                                        611 Woodward
                                        Detroit, Michigan 48226
                                        Telephone:        (313) 225-3300
                                                          --------------------
                                        Facsimile:        (313) 225-3269
                                                          --------------------


                                        ELECTRONIC PAYMENT
                                        INSTRUCTIONS

                                        Receiving Bank:   NBD Bank
                                                          --------------------
                                        ABA Routing No.:  072000326
                                                          --------------------
                                        Account No.:      1424183
                                                          --------------------
                                        Account Name:     Commercial Loans
                                                          --------------------
                                        Reference No.:    TRW Commitment Fee
                                                          --------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000      6 %                    Royal Bank of Canada
              -----


                                        By: /s/ P. Shields
                                            ----------------------------
                                            Name:   Patrick Shields
                                            Title:  Manager, Corporate Banking


                                        DOMESTIC OFFICE

                                        Royal Bank of Canada
                                        New York Branch
                                        c/o Financial Square, 23rd Floor
                                        New York, New York  10005
                                        Telephone:       (212) 428-6323
                                                         ---------------------
                                        Facsimile:       (212) 428-2372
                                                         ---------------------


                                        EUROCURRENCY OFFICE

                                        Royal Band of Canada
                                        New York Branch
                                        c/o Financial Square, 23rd Floor
                                        New York, New York  10005
                                        Telephone:       (212) 428-6323
                                                         ---------------------
                                        Facsimile:       (212) 428-2372
                                                         ---------------------


                                        ELECTRONIC PAYMENT
                                        INSTRUCTIONS

                                        Receiving Bank:   Chase Manhattan, NY
                                                          --------------------
                                        ABA Routing No.:  021000021
                                                          --------------------
                                        Account No.:      9201033363
                                                          --------------------
                                        Account Name:     Royal Bank
                                                          --------------------
                                        Reference No.:    TRW Commitment Fee
                                                          --------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                   The Sakura Bank, Limited
              -----


                                       By: /s/ Hajime Miyagi
                                           -------------------------
                                           Name:   Hajime Miyagi
                                           Title:  Joint General Manager


                                       DOMESTIC OFFICE

                                       The Sakura Bank, Limited
                                       Chicago Branch
                                       227 West Monroe Street
                                       Suite 4700
                                       Chicago, Illinois  60606
                                       Telephone:        (312) 580-3276
                                                         ---------------------
                                       Facsimile:        (312) 332-5345
                                                         ---------------------


                                       EUROCURRENCY OFFICE

                                       The Sakura Bank, Limited
                                       Chicago Branch
                                       227 West Monroe Street
                                       Suite 4700
                                       Chicago, Illinois  60606
                                       Telephone:        (312) 580-3276
                                                         ---------------------
                                       Facsimile:        (312) 332-5345
                                                         ---------------------


                                       ELECTRONIC PAYMENT
                                       INSTRUCTIONS

                                       Receiving Bank:   FNB of Chicago
                                                         ---------------------
                                       ABA Routing No.:  071000013
                                                         ---------------------
                                       Account No.:      1512951
                                                         ---------------------
                                       Account Name:     Sakura Bank Chicago
                                                         ---------------------
                                       Reference No.:    TRW Commitment Fee
                                                         ---------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                   Society National Bank
              -----


                                       By: /s/ Marianne Meil
                                           --------------------------
                                           Name:   Marianne Meil
                                           Title:  Assistant Vice President


                                       DOMESTIC OFFICE

                                       Society National Bank
                                       127 Public Square
                                       Cleveland, Ohio 44114
                                       Telephone:        (216) 689-4450
                                                         ---------------------
                                       Facsimile:        (216) 689-4981
                                                         ---------------------


                                       EUROCURRENCY OFFICE

                                       Society National Bank
                                       127 Public Square
                                       Cleveland, Ohio 44114
                                       Telephone:        (216) 689-4450
                                                         ---------------------
                                       Facsimile:        (216) 689-4981
                                                         ---------------------


                                       ELECTRONIC PAYMENT
                                       INSTRUCTIONS

                                       Receiving Bank:   Society National Bank
                                                         ---------------------
                                       ABA Routing No.:  041001039
                                                         ---------------------
                                       Account No.:      00100-39140
                                                         ---------------------
                                       Account Name:     Commercial Loan Opns
                                                         ---------------------
                                       Reference No.:    TRW Commitment Fee
                                                         ---------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                  The Tokai Bank, Limited
              -----


                                      By: /s/ Tatsuo Ito
                                          -----------------------------
                                          Name:   Tatsuo Ito
                                          Title:  Joint General Manager

                                      DOMESTIC OFFICE

                                      The Tokai Bank, Limited
                                      Chicago Branch
                                      Attention:  Corporate Finance
                                      181 West Madison Street, Suite 3600
                                      Chicago, Illinois  60602
                                      Telephone:        (312) 456-3427
                                                        ----------------------
                                      Facsimile:        (312) 977-0003
                                                        ----------------------

                                      EUROCURRENCY OFFICE

                                      The Tokai Bank, Limited
                                      Chicago Branch
                                      Attention:  Corporate Finance
                                      181 West Madison Street, Suite 3600
                                      Chicago, Illinois  60602
                                      Telephone:
                                                        ----------------------
                                      Facsimile:
                                                        ----------------------


                                      ELECTRONIC PAYMENT
                                      INSTRUCTIONS

                                      Receiving Bank:   FNB of Chicago
                                                        ----------------------
                                      ABA Routing No.:  071000013
                                                        ----------------------
                                      Account No.:      15-08997
                                                        ----------------------
                                      Account Name:     Tokai Bank, Chicago
                                                        Branch
                                                        ----------------------
                                      Reference No.:    TRW Commitment Fee
                                                        ----------------------
                                                        Loan Administration

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                  Union Bank of Switzerland
              -----


                                      By: /s/ S. M. Dadmun  /s/ E. P. Weinheimer
                                          --------------------------------------
                                          Name:   Steven M. Dadmun/
                                                     Eric P. Weinheimer
                                          Title:  Vice President/
                                                     Lending Officer

                                      DOMESTIC OFFICE

                                      Union Bank of Switzerland
                                      Chicago Branch
                                      30 South Wacker Drive, Suite 40
                                      Chicago, Illinois  60606
                                      Telephone:        (312) 993-5471
                                                        -----------------------
                                      Facsimile:        (312) 993-5530
                                                        -----------------------


                                      EUROCURRENCY OFFICE

                                      Union Bank of Switzerland
                                      Chicago Branch
                                      30 South Wacker Drive, Suite 40
                                      Chicago, Illinois  60606
                                      Telephone:        (312) 993-5471
                                                        -----------------------
                                      Facsimile:        (312) 993-5530
                                                        -----------------------


                                      ELECTRONIC PAYMENT
                                      INSTRUCTIONS

                                      Receiving Bank:   FNB of Chicago
                                                        -----------------------
                                      ABA Routing No.:  071000013
                                                        -----------------------
                                      Account No.:      15-12188
                                                        -----------------------
                                      Account Name:     UBS, Chicago Branch
                                                        -----------------------
                                      Reference No.:    TRW Commitment Fee
                                                        -----------------------

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %        Wells Fargo Bank, N.A.
              -----

                            By:  /s/ Peter G. Olson
                                 -------------------------
                                 Name:   Peter G. Olson
                                 Title:  SVP


                            By:  /s/ Lancy Gin
                                 -------------------------
                                 Name:   Lancy Gin
                                 Title:  AVP

                            DOMESTIC OFFICE

                            Wells Fargo Bank, N.A.
                            Special Loan Processing
                            18700 NW Walker Road, Bldg. 92
                            Beaverton, OR 97006
                            Telephone: (503) 614-6436
                            Facsimile: (503) 614-5878


                            EUROCURRENCY OFFICE

                            Wells Fargo Bank, N.A.
                            Special Loan Processing
                            18700 NW Walker Road, Bldg. 92
                            Beaverton, OR 97006
                            Telephone: (503) 614-6436
                            Facsimile: (503) 614-5878

                            ELECTRONIC PAYMENT INSTRUCTIONS

                            Receiving Bank: First Interstate Bank of California ABA Routing No.: 122000218
                            Account No.:     3030-98989
                            Account Name:    Special Loan Processing
                            Reference No.:   TRW


------------   ----
$750,000,000   100% Total

                                  Exhibit I





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                      MULTI-YEAR REVOLVING CREDIT AGREEMENT
                             AS AMENDED AND RESTATED
                                as of May 8, 1996
                                      among
                                    TRW INC.
                                       and
                           THE FINANCIAL INSTITUTIONS
                             LISTED ON THE SIGNATURE
                                  PAGES HEREOF




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----

     PREAMBLE.........................................................................................      1

     SECTION 1           COMMITMENT OF THE BANKS; TYPES
                         OF LOANS; PROCEDURES FOR BORROWING
                         OR CONVERTING................................................................      1

         1.1             Commitment...................................................................      1
         1.2             Extension of Commitment......................................................      1
         1.3             Various Types of Loans.......................................................      2
         1.4             Notice of Borrowing, Continuation, or
                              Conversion..............................................................      2
         1.5             Conversion and Continuation Procedures.......................................      3
         1.6             Negotiated Loans.............................................................      3
         1.7             Local Currency Loans.........................................................      3
         1.8             Loans to Designated Subsidiaries.............................................      4
         1.9             Loans Outstanding Under Prior Facility.......................................      4

     SECTION 2           REPAYMENT OF LOANS; NOTES EVIDENCING LOANS...................................      4

         2.1             Repayment of Loans...........................................................      4
         2.2             Notes........................................................................      4
         2.3             Other Provisions of the Notes................................................      4
         2.4             Recordkeeping................................................................      5

     SECTION 3           INTEREST.....................................................................      5

         3.1             Interest Rates...............................................................      5
         3.2             Interest Payment Dates.......................................................      5
         3.3             Interest Periods for Fixed Rate Loans........................................      6
         3.4             Setting and Notice of Rates..................................................      6
         3.5             Computation of Interest......................................................      6

     SECTION 4           FEES ........................................................................      6

         4.1             Commitment Fee...............................................................      6
         4.2             Computation of Fees..........................................................      7

     SECTION 5           REDUCTION OR TERMINATION OF THE
                              COMMITMENTS; PREPAYMENT.................................................      7

         5.1             Reduction or Termination of the Commitments..................................      7


                                       (i)

                                                                                                          Page
                                                                                                          ----


         5.2             Optional Prepayment..........................................................      7
         5.3             Mandatory Prepayment.........................................................      7

     SECTION 6           MAKING AND APPLICATION OF PAYMENTS...........................................      7

         6.1             Making of Payments...........................................................      7
         6.2             Application of Certain Payments..............................................      7
         6.3             Due Date Extension...........................................................      8

     SECTION 7           INCREASED COSTS AND TAXES....................................................      8

         7.1             Increased Capital............................................................      8
         7.2             Increased Costs..............................................................      9
         7.3             Basis for Determining Interest Rate Inadequate...............................      9
         7.4             Changes in Law Rendering Certain Loans Unlawful..............................      10
         7.5             Funding Losses...............................................................      10
         7.6             Currency Indemnity...........................................................      10
         7.7             Increased Tax Costs..........................................................      11

     SECTION 8           WARRANTIES...................................................................      12

         8.1             Corporate Organization.......................................................      12
         8.2             Authorization; No Conflict...................................................      12
         8.3             Validity and Binding Nature..................................................      12
         8.4             Financial Statements.........................................................      12
         8.5             Litigation...................................................................      12
         8.6             Compliance with ERISA........................................................      13
         8.7             Environmental Matters........................................................      13
         8.8             Taxes........................................................................      13
         8.9             Government Regulation........................................................      13

     SECTION 9           COVENANTS....................................................................      14

         9.1             Reports, Certificates and Other Information..................................      14
                         9.1.1  Audit Report..........................................................      14
                         9.1.2  Quarterly Reports.....................................................      14
                         9.1.3  Compliance Certificates...............................................      14
                         9.1.4  Current Reports.......................................................      14
                         9.1.5  Other Information.....................................................      14
         9.2             Net Worth  ..................................................................      14
         9.3             Liens........................................................................      15
         9.4             Sale and Leaseback...........................................................      16
         9.5             Mergers, Consolidations, Sales...............................................      17

     SECTION 10          CONDITIONS OF LENDING........................................................      17

         10.1            Initial Loan to the Company..................................................      17
                         10.1.1     Note..............................................................      17





                                      (ii)

                                                                                                            Page
                                                                                                            ----


                         10.1.2     Resolutions.......................................................      17
                         10.1.3     Incumbency and Signatures.........................................      18
                         10.1.4     Opinion of Counsel................................................      18
         10.2            Loans to Designated Subsidiaries.............................................      18
                         10.2.1     Resolutions.......................................................      18
                         10.2.2     Acceptance of this Agreement......................................      18
                         10.2.3     Incumbency and Signatures.........................................      18
         10.3            All Loans  ..................................................................      18
         10.4            Conversions..................................................................      19

     SECTION 11          EVENTS OF DEFAULT AND THEIR EFFECT...........................................      19

         11.1            Events of Default............................................................      19
                         11.1.1     Nonpayment of Notes or Fees.......................................      19
                         11.1.2     Nonpayment of Other Indebtedness for
                                      Borrowed Money..................................................      19
                         11.1.3     Bankruptcy or Insolvency..........................................      19
                         11.1.4     Noncompliance with Other Provisions...............................      19
                         11.1.5     Warranties........................................................      20
                         11.1.6     Judgments.........................................................      20
         11.2            Effect of Event of Default...................................................      20

     SECTION 12          GUARANTY   ..................................................................      21

     SECTION 13          CERTAIN DEFINITIONS..........................................................      21

     SECTION 14          GENERAL    ..................................................................      30

         14.1            Waiver; Amendments...........................................................      30
         14.2            Confirmations................................................................      31
         14.3            Notices    ..................................................................      31
         14.4            Computations.................................................................      32
         14.5            Confidentiality..............................................................      32
         14.6            Assignments and Participations...............................................      33
                         14.6.1     Assignments.......................................................      33
                         14.6.2     Participations....................................................      33
                         14.6.3     Disclosure of Information.........................................      33
         14.7            Securities Laws..............................................................      34
         14.8            Costs and Expenses...........................................................      34
         14.9            Governing Law................................................................      34
         14.10           Counterparts.................................................................      34
         14.11           Captions   ..................................................................      34
         14.12           Successors and Assigns.......................................................      34
         14.13           Entire Agreement.............................................................      35
         14.14           Appointment of Administrator.................................................      35
         14.15           Non-U.S. Bank Tax Information................................................      35
         14.16           Regulation U.................................................................      35

                                     (iii)

                                    EXHIBITS


     EXHIBIT A             Form of Note

     EXHIBIT B             Form of Compliance Certificate

     EXHIBIT C             Form of Opinion of Counsel to the Company



                                    SCHEDULES

     SCHEDULE 1.10         Prior Facilities Pursuant to Section 1.10

     SCHEDULE 8.5          Undisclosed Material Legal Proceedings



                                      (iv)

                      MULTI-YEAR REVOLVING CREDIT AGREEMENT


     This Multi-Year Revolving Credit Agreement, dated as of July 1, 1992, as amended pursuant to Agreements dated as of June 30, 1993, March 1, 1994 and February 28, 1995 and as amended and restated pursuant to an Agreement dated as of May 8, 1996 (this "Agreement"), is among TRW Inc., an Ohio corporation (the "Company") and the financial institutions listed on the signature pages hereof together with their successors or assigns (collectively, the "Banks" and individually, a "Bank"). Certain terms being used in this Agreement are hereinafter defined in Section 13.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company has requested the Banks to make certain unsecured loans to the Company and certain Subsidiaries of the Company designated by the Company for general corporate purposes, including without limitation for working capital, capital expenditures, acquisitions (directly or indirectly) of assets, stock or other ownership interests, and repurchases or redemptions of securities; and

     WHEREAS, the Banks have agreed to make such loans on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:


SECTION 1     COMMITMENT OF THE BANKS; TYPES OF LOANS;
              PROCEDURES FOR BORROWING OR CONVERTING.

     1.1 COMMITMENT. Subject to the terms and conditions of this Agreement, each of the Banks, severally and for itself alone, agrees to make loans (collectively, the "Loans" and individually, a "Loan") to the Company and, as provided in Section 1.8, to any Designated Subsidiary on a revolving basis from time to time before the Termination Date, as it may be extended from time to time pursuant to Section 1.2, in such aggregate amounts as the Company or any Designated Subsidiary may from time to time request from such Bank; provided, however, that the aggregate principal amount of Loans that any Bank shall be committed to have outstanding to the Company and the Designated Subsidiaries shall not at any one time exceed the amount set forth opposite such Bank's signature hereto, or any subsequent amendment hereto (except to the extent provided in Section 1.9 hereof). The foregoing commitment of each Bank to make Loans as reduced from time to time in accordance with the terms hereof is herein called such Bank's "Commitment" and the commitments of all Banks are herein sometimes collectively called the "Commitments."

     1.2 EXTENSION OF COMMITMENT. No later than 90 days prior to the Termination Date then in effect, the Company may request, by written notice, that any one or more of the Banks extend the Termination Date as to that Bank's Commitment for a period of one year commencing on the Termination Date then in effect. Each Bank receiving such an extension request from the Company shall notify the Company in writing no later than 45 days prior to the Termination Date then in effect of such Bank's determination to extend or not to extend the Termination Date. A notice given by a Bank to extend the Termination Date pursuant to this Section
1.2 shall be irrevocable (subject to Section 11.2). Any Bank that fails to respond to the Company's request to extend the Termination Date within such time period shall be deemed to have given notice to the Company that such Bank does not desire to extend the Termination Date.

     1.3 VARIOUS TYPES OF LOANS. Each Loan shall be either a Base Rate Loan, a Domestic CD Loan, a Eurocurrency Loan, a Local Currency Loan, or a Negotiated Loan (each herein called a "type" of Loan), as the Company shall specify in the related notice of borrowing, Continuation, or Conversion pursuant to Section 1.4 or 1.5. Domestic CD Loans, Eurocurrency Loans, Local Currency Loans, and Negotiated Loans bearing interest at a fixed rate for a fixed period of time are sometimes collectively called "Fixed Rate Loans." Each Loan shall be made in U.S. Dollars or such other currency as is requested by the Company and shall be available at the time and for the period requested by the Company. Each Loan shall bear interest at the rate specified in Section 3.1 and shall mature on and be due and payable in full on the earliest of (i) the Termination Date, (ii) the end of an Interest Period (unless the Loan is Continued or Converted) or (iii) such other date as the Company and the Relevant Bank shall otherwise agree in writing. The Eurocurrency specified in any notice of borrowing, Continuation, or Conversion given by the Company pursuant to Section 1.4 or 1.5 shall be deemed to be available for purposes of this Agreement, unless the Relevant Bank gives the Company notice (which may be by telephone) no later than the earlier of (a) 12:00 noon, Cleveland time, on the second Business Day prior to the proposed date making the Eurocurrency Loan, or (b) one hour after the Relevant Bank has received the notice of borrowing, Continuation, or Conversion, as applicable. The Relevant Bank's determination in good faith that a proposed Eurocurrency is or is not available shall be final.

     1.4 NOTICE OF BORROWING. CONTINUATION. OR CONVERSION. The Company, through an Authorized Person, shall give written or telephonic notice to the Relevant Bank of each proposed borrowing from such Bank, or Conversion or Continuation of Loans made by such Bank, by 11:00 a.m., Cleveland time, (a) on the proposed date of such borrowing, Conversion, or Continuation if such borrowing, Conversion, or Continuation is comprised of Base Rate Loans, Domestic CD Loans, or Negotiated Loans, (b) at least two Business Days prior to the proposed date of such borrowing, Conversion, or Continuation if such borrowing, Conversion, or Continuation is comprised of Eurocurrency Loans (provided that at least one Business Day prior to such written or telephonic notice of proposed nondollar denominated Eurocurrency Loan borrowing, Continuation or Conversion, the Company, through an Authorized Person, shall give written or telephonic notice to the Relevant Bank of the Company's intention to request a Eurocurrency Loan), and (c) with respect to Local Currency Loans, at least two Business Days prior to the proposed date of such borrowing, Conversion, or

Continuation or such other period of time as is customary for the particular Local Currency. Each such notice shall be effective upon receipt by the Relevant Bank and shall specify the date, amount, currency, and type of borrowing and, in the case of a borrowing comprising Fixed Rate Loans, the initial Interest Period for such borrowing. Each notice of a Conversion or Continuation of Loans shall specify the date and amount of such Conversion or Continuation, the Loans to be so Converted or Continued, the type and currency of Loans to be Converted into or Continued, and, in the case of a Conversion into or Continuation of Fixed Rate Loans, the initial or succeeding Interest Period, as the case may be. Each borrowing shall be on a Business Day and shall be in an aggregate amount of not less than 1,000,000 U.S. Dollars for Base Rate Loans and not less than 5,000,000 U.S. Dollars (or the Eurocurrency Equivalent Amount) for any other type of Loan, other than Local Currency Loans (which shall be as agreed between the Company and the Relevant Bank).

     1.5 CONVERSION AND CONTINUATION PROCEDURES. The Company may convert all or part of any outstanding Loans to Loans of a different type, or may elect to continue any Fixed Rate Loans for an additional Interest Period, by giving notice to the Relevant Bank of such Conversion or Continuation within the time periods specified in Section 1.4. If, with respect to any Fixed Rate Loan, the Company shall not either repay the Loan in full by 2:00 p.m., Cleveland time, on the last day of the Interest Period applicable thereto or give notice of its intention to Convert or Continue such Fixed Rate Loan within the time periods specified in Section 1.4, then the Company shall be deemed to have requested that such Loan automatically be converted into a Base Rate Loan at the end of such Interest Period (and such Loan shall automatically so Convert into a Base Rate Loan at the end of such Interest Period). Except as provided in Section 7.4, no Fixed Rate Loans shall be Converted on any day other than the last day of the current Interest Period relating to such Loans.

     1.6 NEGOTIATED LOANS. From time to time, the Company may request, through an Authorized Person, and a Bank may, but shall not be obligated to, agree to make, a Loan in U.S. Dollars bearing interest at a rate per annum, and for a fixed period, agreed to by the Relevant Bank and the Company (each, a "Negotiated Loan" and collectively, the "Negotiated Loans").

     1.7 LOCAL CURRENCY LOANS. From time to time, the Company may request, through an Authorized Person, and a Bank may, but shall not be obligated to, agree to make a Loan in a Local Currency specified by the Company bearing interest at a rate per annum agreed to by the Bank and the Company (each, a "Local Currency Loan" and collectively, the "Local Currency Loans"). Repayments of principal of and interest on Local Currency Loans shall be made in the currency borrowed and shall be paid to the local office of the Relevant Bank which made the Loan. The local office may request additional documentation of the indebtedness if customary at the place of business of the branch; provided, however, that the terms and conditions of that documentation shall be consistent with those set forth in this Agreement unless unlawful or ineffective under local law.

     1.8 LOANS TO DESIGNATED SUBSIDIARIES. Each Designated Subsidiary may request, through an Authorized Person, Local Currency Loans or Eurocurrency Loans and Convert or Continue such Loans, and shall repay the principal of and accrued interest on such Loans, all as though the Designated Subsidiaries were parties to this Agreement and references to the "Company" in Sections 1.3, 1.4, 1.5, 1.7, 2.1, 3.1, 3.4, 3.5, 5.2 and 6.1 shall mean and include the Designated Subsidiaries. The Relevant Bank may request additional documentation of the indebtedness if customary at the place of business of the Relevant Bank; provided, however, that the terms and conditions of that documentation shall be consistent with those set forth in this Agreement unless unlawful or ineffective under local law.


     1.9 LOANS OUTSTANDING UNDER PRIOR FACILITY. Effective as of the date on which the conditions of lending set forth in Section 10.1 and 10.3 are satisfied, (i) the facility under this Agreement shall replace the facilities under the credit agreements set forth on Schedule 1.10 (the "Prior Facilities'),
(ii) all loans outstanding under the Prior Facilities shall be and shall be deemed to be outstanding under this Agreement (with all such loans retaining the interest rate, maturity, interest period and similar terms as existed immediately prior to the termination of the Prior Facilities; provided, however, that if any such loan under the Prior Facilities exceeds the Bank's Commitment hereunder and if such Bank's commitment under the Prior Facilities exceeds such Bank's Commitment hereunder, then such Bank's commitment under the Prior Facilities will be deemed such Bank's Commitment hereunder until such loan that previously existed under the Prior Facilities has been repaid according to its original terms) and (iii) the obligations of the banks under the Prior Facilities shall terminate and be discharged.

SECTION 2     REPAYMENT OF LOANS; NOTES EVIDENCING LOANS.

     2.1 REPAYMENT OF LOANS. The Company hereby promises to pay to each Bank the aggregate unpaid principal amount of such Bank's Loans on the earliest of (i) the Termination Date, (ii) the end of the applicable Interest Period for such Loan (unless the Loan is Continued or Converted) or (iii) such other date as the Company and the Relevant Bank may agree in writing. Repayment of any Eurocurrency Loan shall be in the same currency in which such Loan was advanced.

     2.2 NOTES. The Loans of each Bank shall be evidenced by a promissory note (individually, a "Note", and collectively for all Banks, the "Notes") substantially in the form set forth in Exhibit A, with appropriate insertions, dated the date of the initial Loan (or such earlier date as shall be satisfactory to the Relevant Bank), payable to the order of such Bank in the principal amount of such Bank's Commitment (or, if less, in the aggregate unpaid principal amount of all of such Bank's Loans hereunder).

     2.3 OTHER PROVISIONS OF THE NOTES. Each Note shall provide for the payment of interest as provided in Section 3.

     2.4 RECORDKEEPING. Each Bank shall record in its records, or at its option on the schedule attached to its Note, the date, amount, and type of each Loan made by such Bank, each repayment, Continuation, or Conversion thereof, and the dates on which each Interest Period for each Fixed Rate Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure so to record any such amount or any error in so recording any such amount, however, shall not limit or otherwise affect the obligations of the Company hereunder or under any Note to repay the principal amount of the Loans, together with all interest accruing thereon.


SECTION 3     INTEREST.

     3.1 INTEREST RATES. With respect to each Loan, the Company hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Loan until such Loan is paid in full, as follows:

     (a) At all times while such Loan is a Base Rate Loan, at a rate per annum equal to the Base Rate from time to time in effect;

     (b) At all times while such Loan is a Domestic CD Loan, during each Interest Period, at a rate per annum equal to the Domestic CD Rate (Adjusted) applicable to such Interest Period, plus the Applicable Margin;

     (c) At all times while such Loan is a Eurocurrency Loan, during each Interest Period, at a rate per annum equal to the Eurocurrency Rate (Reserve Adjusted) applicable to such Interest Period, plus the Applicable Margin; and

     (d) At all times while such Loan is a Negotiated Loan or a Local Currency Loan, at the rate per annum agreed to by the Company and the Relevant Bank pursuant to Section 1.6 or 1.7, as applicable.

     Notwithstanding the provisions of the preceding clauses (a), (b), (c) or
(d) and subject to Section 1.5, in the event that any principal of any Loan is not paid when due (whether by acceleration or otherwise), after the due date of such principal until such principal is paid, the unpaid principal amount of, and accrued but unpaid interest on, Revolving Loan shall bear interest at a rate per annum equal to the higher of the rate borne by such Loan or the Relevant Bank's Base Rate from time to time in effect, plus 1% per annum, subject to the maximum applicable legal rate.

     3.2 INTEREST PAYMENT DATES. Accrued interest on each Base Rate Loan outstanding for 45 days or more shall be payable (i) quarterly in arrears on the tenth day of each April, July, October, and January for the quarterly period ended on the last day of the preceding month, and (ii) at maturity, commencing with the earlier of such dates to occur after the date hereof. Accrued interest on each Base Rate Loan outstanding for less than 45 days shall be payable in full on the date such Base Rate Loan is paid in full. Except as otherwise agreed by the Relevant Bank, accrued interest on each Fixed Rate Loan shall be payable on the last day of the Interest Period of each such Loan (or, in the case of a Domestic CD Loan or Negotiated Rate Loan with an Interest Period of 90 days or longer or a Eurocurrency Loan with an Interest Period of three months or longer, accrued interest shall be payable quarterly in arrears on the tenth day of each April, July, October and January and on the last day of each such Interest Period). After maturity, accrued interest on all Loans shall be payable on demand. Interest on any Eurocurrency Loan shall be paid in the same currency in which such Loan was advanced.

     3.3 INTEREST PERIODS FOR FIXED RATE LOANS. Prior to each borrowing, Continuation, or Conversion of Fixed Rate Loans, the Company shall specify, in the related notice of borrowing, Continuation, or Conversion pursuant to Sections 1.4 or 1.5, the duration of the Interest Period for such Fixed Rate Loans. Each notice to the Relevant Bank of an Interest Period shall be in writing or by telephone and shall be given by an Authorized Person.

     3.4 SETTING AND NOTICE OF RATES. For each Loan made hereunder, the applicable interest rate for each Interest Period or other period shall be the rate quoted by the Relevant Bank to the Company for that particular type of Loan. The Relevant Bank shall, upon written request of the Company, deliver to the Company a statement showing the calculation of (i) any applicable Domestic CD Rate (Adjusted), (ii) any applicable Eurocurrency Rate (Reserve Adjusted) or
(iii) the rate of interest per annum applicable to Negotiated Loans or Local Currency Loans hereunder.

     3.5 COMPUTATION OF INTEREST. Interest shall be computed for the actual number of days elapsed (with interest accruing on the first day, but not the last day, of such Loan) on the basis of (a) with respect to Domestic CD Loans and Eurocurrency Loans, a 360 day year, (b) with respect to Base Rate Loans, a 365 or 366 day year, as the case may be, (c) with respect to Negotiated Loans, a 365 or 366 day year, as the case may be, or such other basis as is agreed to by the Company and the Relevant Bank, and (d) with respect to Local Currency Loans, on a basis consistent with local customs that is agreed to by the Relevant Bank and the Company.


SECTION 4     FEES.

     4.1 COMMITMENT FEE. The Company agrees to pay to each Bank a commitment fee, for the period from and including the date of this Agreement to the Termination Date, on the daily average of the Unused Amount of such Bank's Commitment hereunder equal to the Applicable Commitment Fee in effect from time to time times the Unused Amount. Such commitment fee shall be payable quarterly in arrears on the tenth day of each April, July, October, and January (the first such payment to be made on October 10, 1992) for the quarterly period ended on the last day of the preceding month and on the Termination Date. The

Company may make such payments according to the Electronic Payment Instructions.

     4.2 COMPUTATION OF FEES. Fees shall be computed for the actual number of days elapsed on the basis of a 365 or 366 day year, as the case may be.


SECTION 5     REDUCTION OR TERMINATION OF THE COMMITMENTS;
              PREPAYMENT.

     5.1 REDUCTION OR TERMINATION OF THE COMMITMENTS. The Company may from time to time prior to the Termination Date on at least three Business Days' prior written notice given by an Authorized Person to any Bank permanently reduce the amount of such Bank's Commitment to an amount not less than the aggregate unpaid principal amount of the Loans made by such Bank then outstanding. Any such reduction shall be in an aggregate amount of not less than 1,000,000 U.S. Dollars, or such lesser amount of such Bank's Unused Amount then remaining.

     5.2 OPTIONAL PREPAYMENT. The Company may from time to time prepay the Loans in whole or in part, provided that (a) an Authorized Person shall give the Relevant Bank not less than three Business Days' prior notice thereof, specifying the Loans to be prepaid, and the date and amount of prepayment and
(b) each partial prepayment shall be in the principal amount of 1,000,000 U.S. Dollars (or the Eurocurrency or Local Equivalent Amount thereof) or such lesser amount as is then outstanding on the Loan being prepaid.

     5.3 MANDATORY PREPAYMENT. On each day on which the aggregate outstanding principal amount of Loans owing to any Bank on such day exceeds (whether as a result of currency fluctuations or otherwise) such Bank's Commitment hereunder, the Company shall pay to such Bank on demand a mandatory prepayment in the amount of such excess. Mandatory prepayments required by this Section 5.3 shall be applied first to Base Rate Loans until paid in full and then, at the Company's election and in the order specified by the Company, to Fixed Rate Loans.


SECTION 6     MAKING AND APPLICATION OF PAYMENTS.

     6.1 MAKING OF PAYMENTS. Except as otherwise provided in Section 11.2 hereof, all payments (including those made pursuant to Section 5) of principal of, or interest on, the Loans shall be made by the Company to the Relevant Bank in immediately available funds in the Obligation Currency.

     6.2 APPLICATION OF CERTAIN PAYMENTS. Each payment of principal on any Loan shall be applied first to Base Rate Loans and then to such of the other Loans as the Company shall direct by written or telephonic notice given by an Authorized Person to the Relevant Bank on or before the date of such payment, or in the absence of such notice, as the Relevant Bank shall determine in its discretion.

     6.3 DUE DATE EXTENSION. If any payment of principal or interest with respect to any of the Loans or Notes falls due on a Saturday, Sunday, or other day which is not a Business Day, then such due date shall be extended to the next following Business Day (except as provided in the last sentence of the definition of Interest Period), and additional interest shall accrue and be payable for the period of such extension.


SECTION 7     INCREASED COSTS AND TAXES.

     7.1   Increased Capital.
           -----------------

     (a) If, after the date of this Agreement, the adoption of any applicable law, rule, or regulation regarding capital adequacy, or any change therein, or change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank would have achieved but for such adoption, change, or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time within 15 days after demand by such Bank, the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, that, no Bank shall request, and the Company shall not be obligated to pay, any amounts in excess of the amounts charged by such Bank to similarly situated borrowers of such Bank under revolving credit facilities similar to the one provided herein. Notwithstanding the foregoing, a Bank shall not be entitled to compensation from the Company for any such additional amounts incurred more than 30 days before the date on which the Bank notifies the Company of any event which would entitle the Bank to compensation pursuant to this Section 7.1.

     (b) Each Bank will promptly notify the Company of any event of which it has knowledge that will entitle such Bank to compensation pursuant to this Section 7.1, together with a certificate signed by an authorized officer of the Bank setting forth the basis of such demand and certifying that the amounts demanded hereunder are not in excess of the amounts charged by such Bank to similarly situated borrowers of such Bank under revolving credit facilities similar to the one provided herein. The Bank will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank or contrary to its stated policies. The Bank's certification of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of demonstrable error. In determining such amount, such Bank may use reasonable averaging and attribution methods.

     7.2 INCREASED COSTS. If, after the date hereof, the adoption of any applicable law, rule, or regulation or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank with any request, or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency,

     (a) shall subject any Bank to any tax, duty, or other charge with respect to its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for the imposition of any tax or changes in the rate of tax imposed on the overall income of such Bank); or

     (b) shall impose, modify, or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 3), special deposit, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank;

and as a result of any of the foregoing the cost to such Bank of making or maintaining any Fixed Rate Loan is increased (or a cost is imposed on such Bank), or the amount of any sum received or receivable by such Bank under this Agreement or under its Notes with respect thereto is reduced, then within 15 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or such reduction. Notwithstanding the foregoing, a Bank shall not be entitled to any compensation from the Company for any such increased cost or such reduction attributable to any period that is more than 30 days before the date on which the Bank notifies the Company of any event which would entitle the Bank to compensation pursuant to this Section 7.2. No Bank is entitled to reimbursement for any amounts paid as a result of taxes currently imposed on such Bank.

     7.3 BASIS FOR DETERMINING INTEREST RATE INADEQUATE. If with respect to any Interest Period:

     (a) a Bank reasonably determines that deposits in a requested Eurocurrency (in the applicable amounts) are not being offered to the Bank in the relevant market for such Interest Period requested by the Company, or a Bank otherwise reasonably determines (which determination shall be binding and conclusive on all parties) that by reason of circumstances affecting the interbank eurocurrency market adequate and reasonable means do not exist for ascertaining the applicable Eurocurrency Rate (Reserve Adjusted); or

     (b) a Bank advises the Company that the making or funding of Eurocurrency Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Bank materially affects Eurocurrency Loans, then: (i) the affected Bank shall promptly notify the Company of such circumstance, (ii) so long as such circumstances shall continue the affected Bank shall not be under any obligation to make, Continue, or Convert Loans into Eurocurrency Loans, and (iii) on the last day of the then current Interest Period for Eurocurrency Loans, such Eurocurrency Loans shall, unless then repaid in full or Converted into a Loan of a different type pursuant to Section 1.5, automatically Convert to Base Rate Loans.

     7.4 CHANGES IN LAW RENDERING CERTAIN LOANS UNLAWFUL. In the event that there occurs after the date hereof any change in applicable laws or regulations (including the adoption of any new laws), or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, that makes it unlawful for a Bank to make, maintain, or fund a type of Fixed Rate Loans, then (a) such Bank shall promptly notify the Company of such circumstance, (b) the obligation of such Bank to make, Continue, or Convert Loans into the type of Fixed Rate Loans made unlawful for that Bank shall, upon the effectiveness of such event, be suspended for the duration of such unlawfulness, and (c) on the last day of the current Interest Period for Fixed Rate Loans of such type (or, in any event, if the Bank affected by such change so requests, on such earlier date as may be required by the relevant law, regulation, or interpretation), the Fixed Rate Loans of such type made by such Bank shall, unless then repaid in full or Converted into a Loan of a different type pursuant to Section 1.5, automatically Convert to Base Rate Loans.

     7.5 FUNDING LOSSES. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Company will indemnify such Bank against any net loss or expense which such Bank sustains or incurs (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain Fixed Rate Loans), as reasonably determined by such Bank, as a result of (a) any payment or prepayment or Conversion of any Fixed Rate Loan of such Bank on a date other than the last day of an Interest Period for such Loan, or (b) any failure of the Company to borrow, Continue, or Convert any Loans on a date specified therefor in a notice of borrowing (which shall not include the Company's notice of intention to request a Eurocurrency Loan), Continuation, or Conversion pursuant to this Agreement.

     7.6 CURRENCY INDEMNITY.

     (a) The obligation of the Company under this Agreement and the Notes to make payments in Dollars or in any Eurocurrency or Local Currency in which the Loans or any portion thereof are outstanding (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent to which such tender or recovery shall result in the effective receipt by the Banks of the full amount of the Obligation Currency expressed to be payable under this Agreement or the Notes. If, for the purpose of obtaining or enforcing judgment against the Company in any court or in any jurisdiction, it becomes necessary to convert into any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency under the Notes, the conversion shall be made, at the option of the Relevant Bank, at the rate of exchange prevailing on the Business Day immediately preceding the day on which the judgment is given (such Business Day as the case may be, being hereinafter in this Section 7.6 referred to as the "Judgment Currency Conversion Date").

     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Company agrees to pay such additional amounts as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

     (c) Any amount due from the Company under the foregoing subparagraph will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due otherwise hereunder.

     7.7 INCREASED TAX COSTS. The Company agrees to make all payments or reimbursements under this Agreement free and clear of, and without deduction for, any future taxes (including withholding taxes) imposed (except for any tax or changes in the rate of tax imposed on overall income of any Bank) on payments of principal, interest and fees or charges under the Agreement which are attributable to, or represent, the application of any such tax for any time period after the Company has received notice of such tax from such Bank. Such Bank will use its reasonable efforts to minimize any taxes and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such tax(es) and will not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank or contrary to its stated policies. In the event that the Company is required to directly pay any such taxes, the Company agrees to furnish such Bank with official tax receipts evidencing payment of such taxes within forty-five (45) days after the due date for each such payment. Each Bank agrees that in the event that any such additional amount paid or reimbursed by the

Company to or for such Bank in respect of any taxes be recovered, in whole or in part, by such Bank (by credit, offset, deduction or otherwise), against or in computing any income, franchise or other taxes, such Bank will promptly reimburse the Company the amount of such recovery. A transferee of any interest in the Agreement or the Notes shall not be entitled to the benefits of this
Section 7.7 with respect to any taxes which would not have been incurred if there had been no transfer.

SECTION 8     WARRANTIES.

     The Company warrants to the Banks as of the date of this Agreement that:

     8.1 CORPORATE ORGANIZATION. The Company is a corporation duly incorporated and in good standing under the laws of the State of Ohio and the Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction of the United States where, because of the nature of its activities or properties, such qualification is required and where the failure to be so qualified would materially and adversely affect the consolidated financial condition of the Company and its Consolidated Subsidiaries taken as a whole.

     8.2 AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene or conflict with any provision of applicable law in effect on the date hereof or of the Amended Articles of Incorporation or Regulations of the Company or of any agreement for borrowed money or other material agreement binding upon the Company. The Company has duly executed and delivered this Agreement.

     8.3 VALIDITY AND BINDING NATURE. This Agreement is, and the Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     8.4 FINANCIAL STATEMENTS. The Company's audited consolidated financial statements as at December 31, 1991 and its unaudited consolidated financial statements as at March 31, 1992, copies of which have been furnished to each Bank, have been prepared in accordance with GAAP, applied on a basis consistent with that of the preceding fiscal year, and fairly present in all material respects the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as of the dates and for the periods indicated, as applicable, and since the dates thereof until the date of this Agreement there has been no material adverse change in the consolidated financial condition of the Company and its Consolidated Subsidiaries taken as a whole.

     8.5 LITIGATION. Except as set forth in Schedule 8.5, there are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which the Company or any of its Consolidated Subsidiaries is a party or to which any of their respective properties is subject that are required to be disclosed in the Company's periodic reports under the Securities Exchange Act of 1934 and that have not been so disclosed.

     8.6 COMPLIANCE WITH ERISA. Each member of the controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code of 1986), which includes the Company (the "TRW Group"), has (i) fulfilled its obligations under the minimum funding standards of Part 3 of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA") and Section 412 of the Internal Revenue Code of 1986 ("Code") with respect to each defined benefit plan (as defined in Section 3 (35) of ERISA) maintained by a member of the TRW Group ("Plan") and (ii) is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each such Plan. No member of the TRW Group has (x) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (y) failed to make any contribution or payment required to be made to a Plan or to any multi-employer plan (as defined in Section 3 (37)(A) of ERISA) or made any amendment to any Plan which has resulted or could result in the imposition of a lien or the posting of a bond or other security under ERISA or the Code or (z) incurred any liability under Title IV of ERISA other than the liability to the Pension Benefit Guaranty Corporation for premiums under Section 4007 of ERISA.

     8.7 ENVIRONMENTAL MATTERS. The Company has conducted periodic reviews of the effect of compliance with federal, state and local requirements relating to the discharge of materials into the environment, in the course of which it has identified and evaluated potential liabilities and costs. The Company has established accruals for matters that are probable and reasonably estimable as required by FASB Statement No. 5, "Accounting for Contingencies." To the Company's knowledge, any liability that may result from the resolution of known environmental matters in excess of amounts accrued therefor will not have a material adverse effect on the financial position of the Company.

     8.8 TAXES. The Company and its Consolidated Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to have been filed by them (subject to any available extensions) and have paid all taxes indicated as due on such returns. The Company has made adequate and reasonable provision for all material taxes not yet due and payable, if any, and all material assessments, if any.

     8.9 GOVERNMENT REGULATION. Neither the Company nor any of its Consolidated Subsidiaries is registered as a public utility under the Public Utility Holding Company Act of 1935 or as an investment company under the Investment Company Act of 1940.

SECTION 9     COVENANTS.

     Until the later of (i) the expiration or termination of the Commitments and
(ii) all obligations of the Company hereunder and under the Notes are paid in full, the Company agrees that, unless at any time the Majority Banks shall otherwise expressly consent in writing:

     9.1      REPORTS. CERTIFICATES AND OTHER INFORMATION.

              9.1.1 AUDIT REPORT. Within 120 days after each fiscal year of the Company, the Company will provide to each Bank a copy of the Company's Annual Report to Shareholders and its Annual Report on Form 10-K for the year then ended, as filed with the Securities and Exchange Commission and which will include an annual audit report of the Company, prepared on a consolidated basis and in accordance with the Company's then current method of accounting, which methods must be in accordance with GAAP, duly certified by independent certified public accountants of nationally recognized standing selected by the Company.

              9.1.2 QUARTERLY REPORTS. Within 60 days after each quarter (except the last quarter) of each fiscal year of the Company, the Company will provide to each Bank a copy of the Company's Quarterly Report on Form 10-Q for the quarter then ended, as filed with the Securities and Exchange Commission.

              9.1.3 COMPLIANCE CERTIFICATES. Contemporaneously with the furnishing of a copy of each Annual Report on Form 10-K provided for in Section
9.1.1 and of each Quarterly Report on Form 10-Q provided for in Section 9.1.2, the Company will provide to each Bank a duly completed certificate in the form of Exhibit B with appropriate insertions (each such certificate called a "Compliance Certificate"), dated not more than 10 days prior to the date furnished, signed by an officer of the Company, showing compliance with the Consolidated Net Worth covenant set forth in Section 9.2, and to the effect that no Event of Default or Unmatured Event of Default has occurred and is continuing or, if there is any such an event, describing it and the steps, if any, being taken to cure it.

              9.1.4 CURRENT REPORTS. The Company will provide to each Bank copies of each Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission, promptly upon the filing thereof.

              9.1.5 OTHER INFORMATION. The Company will provide to a Bank such other information concerning the Company as such Bank may reasonably request from time to time.

     9.2 NET WORTH. The Company will not permit Consolidated Net Worth to be less than 1,600,000,000 U.S. Dollars less an amount equal to the lesser of (i) the aggregate amount expended by the Company subsequent to December 31, 1995 for the repurchase of its common stock and (ii) 600,000,000 U.S. Dollars.

     9.3      LIENS.

     (a) The Company will not, and will not permit any Domestic Subsidiary to, directly or indirectly, create or assume any mortgage, encumbrance, lien, pledge, charge, or security interest of any kind (collectively and individually, a "mortgage" or "lien") upon or in any of its interests in any Principal Property or upon or in any shares of capital stock or indebtedness of any Domestic Subsidiary, whether such interest, capital stock or indebtedness is now owned or hereafter acquired, if such mortgage secures or is intended to secure, directly or indirectly, the payment of any indebtedness for money borrowed evidenced by notes, bonds, debentures, or other written evidences of indebtedness (such indebtedness for money borrowed being hereafter in Sections 9.3 and 9.4 collectively called "Debt") without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby all of the Loans shall be secured by such mortgage equally and ratably with any other Debt thereby secured; excluding, however, from the operation of this
              Section 9.3:

              (i) mortgages on any Principal Property acquired, constructed, or improved by the Company or any Domestic Subsidiary after July 1, 1992 which are created or assumed contemporaneously with, or within 120 days after, such acquisition or completion of such construction or improvement to secure or provide for the payment of any part of the purchase price of such Principal Property or the cost of such construction or improvement incurred after July 1, 1992, or, in addition to mortgages contemplated by clauses (ii) and (iii) below, mortgages on any such Principal Property existing at the time or placed thereon at the time of acquisition or leasing thereof by the Company or any Domestic Subsidiary, or conditional sales agreements or other title retention agreements with respect to any Principal Property now owned or leased or hereafter acquired or leased by the Company or a Domestic Subsidiary;

              (ii) mortgages on property (including shares of capital stock or indebtedness of a corporation) of a corporation existing at the time such corporation becomes a Domestic Subsidiary or is merged or consolidated with the Company or a Domestic Subsidiary or existing at the time of a sale, lease, or other disposition of the properties of such corporation (or a division thereof) or other Person as an entirety or substantially as an entirety (which includes the sale, lease, or other disposition of all or substantially all the assets thereof) to the Company or a Domestic Subsidiary, provided that no such mortgage shall extend to any other Principal Property of the Company or any Domestic Subsidiary or to any shares of capital stock or any indebtedness of any Domestic Subsidiary;

              (iii) mortgages created by the Company or a Domestic Subsidiary to secure indebtedness of the Company or a Domestic Subsidiary to the Company or to a Wholly Owned Domestic Subsidiary;

              (iv) mortgages in favor of the United States of America or any State, territory or possession thereof, or any foreign country or any department, agency, instrumentality, or political subdivision of any of such domestic or foreign jurisdictions to secure partial, progress, advance, or other payments pursuant to any contract or statute or to secure any debt incurred for the purpose of financing all or any part of the purchase price of, or the cost of constructing, the property subject to such mortgages; and

              (v) mortgages for the sole purpose of extending, renewing, or replacing (or successively extending, renewing, or replacing) in whole or in part any mortgage existing on July 1, 1992 or referred to in the foregoing clauses (i) to (iv) inclusive or of any debt secured thereby; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal, or replacement, and that such extension, renewal, or replacement mortgage shall be limited to all or a part of the property which secured the mortgage so extended, renewed, or replaced (plus improvements on such property).

     (b) Notwithstanding the provisions of paragraph (a) of this Section 9.3, the Company or any Domestic Subsidiary may, without equally and ratably securing all the Loans, create or assume mortgages which would otherwise be subject to the foregoing restrictions if at the time of such creation or assumption, and after giving effect thereto, Exempted Indebtedness does not exceed 15% of Consolidated Net Tangible Assets determined as of a date not more than 90 days prior thereto.

     9.4      SALE AND LEASEBACK.

     (a) The Company will not, and will not permit any Domestic Subsidiary to, sell, lease or transfer any Principal Property owned by the Company or a Domestic Subsidiary as an entirety, or any substantial portion thereof, to anyone other than a Wholly Owned Domestic Subsidiary (or the Company or a Wholly Owned Domestic Subsidiary in the case of a Domestic Subsidiary) with the intention of taking back a lease of such property (herein referred to as a "Sale and Leaseback Transaction") except a lease for a period of not more than 36 months by the end of which it is intended that the use of such property by the lessee will be discontinued; provided, that, notwithstanding the foregoing, the Company or any Domestic Subsidiary may sell any such property and lease it back if the net proceeds of such sale are at least equal to the fair value (as determined by resolution adopted by the Board of Directors of the

              Company) of such property, and (i) the Company or such Domestic Subsidiary would be entitled pursuant to paragraph (a) of Section
              9.3 to create Debt secured by a mortgage on the property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing all the Loans, or (ii) if such sale or transfer does not come within the exception provided by the preceding clause (i), the net proceeds of such sale shall, and in any such case the Company covenants that they will, within 120 days after such sale, be applied (to the greatest extent possible) either to the repayment of the Loans then outstanding when due (whereupon the Commitments hereunder shall be reduced, on a pro rata basis, to the extent that such net proceeds are so applied) or to the retirement of other Consolidated Funded Debt of the Company ranking at least on a parity with the Loans, or in part to one or more of such alternatives and in part to another.

     (b) Notwithstanding the provisions of paragraph (a) of this Section 9.4, the Company or any Domestic Subsidiary may enter into Sale and Leaseback Transactions if, at the time of such entering into, and after giving effect thereto, Exempted Indebtedness does not exceed 15% of Consolidated Net Tangible Assets determined as of a date not more than 90 days prior thereto.

     9.5 MERGERS, CONSOLIDATIONS, SALES. The Company shall not consolidate with, or sell or convey all or substantially all its assets to, or merge into, any other Person, unless (a) the Company is the surviving corporation of such transaction; or (b) the Company is the nonsurviving party to a merger or consolidation, the primary purpose of which is to effect a reincorporation of the Company under the laws of another state.


SECTION 10    CONDITIONS OF LENDING.

     The obligation of each Bank to make its Loans is subject to the following conditions precedent:

     10.1 INITIAL LOAN TO THE COMPANY. The obligation of each Bank to make its initial Loan to the Company is, in addition to the conditions precedent specified in Section 10.3, subject to the condition precedent that such Bank shall have received all of the following, each duly executed and dated the date of such Loan (or such earlier date as shall be satisfactory to such Bank), in form and substance satisfactory to such Bank:

              10.1.1 NOTE. The Note of the Company payable to the order of such Bank, substantially in the form of Exhibit A.

              10.1.2 RESOLUTIONS. Certified copies of resolutions of the Board of Directors of the Company authorizing the Company to obtain Loans hereunder.

              10.1.3 INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company who have signed or will sign this Agreement, the Notes, and other documents provided for in this Agreement to be executed by the Company, together with a sample of the true signature of each such officer, and a certificate of authorization setting forth each Person who is authorized to effect Loans and other transactions hereunder, together with a sample of the true signature of each such Authorized Person. Each Bank may conclusively rely on such certificates until it shall have received notice to the contrary.

              10.1.4 OPINION OF COUNSEL. The opinion of counsel to the Company, substantially in the form of Exhibit C.

     10.2 LOANS TO DESIGNATED SUBSIDIARIES. The obligation of each Bank to make any Loans to any Designated Subsidiary is subject to the condition precedent that such Bank shall have received the following:

              10.2.1 RESOLUTIONS. A certified copy of the resolutions of the appropriate governing body of the Designated Subsidiary that requested the Loan authorizing it to obtain Loans hereunder or such other evidence of corporate authority as is customary in the country of domicile of the Designated Subsidiary.

              10.2.2 ACCEPTANCE OF THIS AGREEMENT. A letter signed by an authorized officer of such Designated Subsidiary evidencing its agreement to be bound by the terms of this Agreement with respect to each Loan made to it hereunder.

              10.2.3 INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of the Designated Subsidiary certifying the name and signature of the officer or officers of the Designated Subsidiary who have signed or will sign the letter referenced in Section 10.2.2, together with a sample of the true signature of each such officer, and a certificate of authorization setting forth each Person who is authorized to effect Loans and other transactions hereunder, together with a sample of the true signature of each such Authorized Person. Each Bank may conclusively rely on such certificates until it shall have received notice to the contrary.

     10.3 ALL LOANS. The obligation of each Bank to make any Loan hereunder is subject to the further conditions precedent that: (a) No Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Loan, and (b) the warranties of the Company contained in Sections 8.1, 8.2, and 8.3, are true and correct as of the date of such requested Loan, with the same effect as though made on the date of such Loan.

     10.4 CONVERSIONS. Except for Section 10.3(a), the conditions set forth in Sections 10.1, 10.2, and 10.3 shall not apply to the Conversion of Loans from one type to another type or Continuation of Loans.


     SECTION 11   EVENTS OF DEFAULT AND THEIR EFFECT.

     11.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

              11.1.1 NONPAYMENT OF NOTES OR FEES. Default in the payment when due of any principal of any Note or default in the payment when due of interest on any Note or fees payable by the Company hereunder and continuance of such failure to pay interest or fees for five Business Days after written notice thereof to the Company from the Bank to which such amounts are owed.

              11.1.2 NONPAYMENT OF OTHER INDEBTEDNESS FOR BORROWED MONEY. Default in the payment when due at maturity (subject to any applicable grace period) or by acceleration of any other indebtedness for borrowed money having a principal amount in excess of 50,000,000 U.S. Dollars of, or guaranteed by, the Company, or default in the performance or observance of any obligation or condition with respect to any such other indebtedness if such default results in the acceleration of the maturity of any such indebtedness; provided, that, if such default shall subsequently be remedied, cured, or waived prior to either the termination of Commitments or the declaration that all Loans are immediately due and payable, in each case pursuant to Section 11.2 hereof, and as a result the payment of such indebtedness is no longer due, the Event of Default existing hereunder by reason thereof shall likewise be deemed thereupon to be remedied, cured, or waived and no longer in existence, all without any further action by the parties hereto.

              11.1.3 BANKRUPTCY OR INSOLVENCY. The Company generally fails to pay, or admits in writing its inability to pay, debts as they become due; or the Company applies for, consents to, or acquiesces in the appointment of, a trustee, receiver, or other custodian for the Company or for a substantial part of the property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver, or other custodian is appointed for the Company or for a substantial part of the property of the Company; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of the Company and if such case or proceeding is not commenced by the Company, it is consented to or acquiesced in by the Company or remains for 90 consecutive days undismissed or unstayed; or the Company takes any corporate action to authorize any of the foregoing.

              11.1.4 NONCOMPLIANCE WITH OTHER PROVISIONS. Failure by the Company to comply with or to perform in any material respect any other provision of this Agreement (and not constituting an Event of Default under any of the preceding provisions of this Section 11.1) and continuance of such failure for 30 days after written notice thereof to the Company from the Majority Banks.

              11.1.5 WARRANTIES. Any warranty made by the Company in Sections 8 or 14.16 of this Agreement is breached or is incorrect when made in any material respect and the Company shall fail to take corrective actions reasonably satisfactory to the Majority Banks within 30 days after written notice thereof to the Company from the Majority Banks, except only in the case of a breach of the warranties contained in Section 8 or 14.16 made on the date of this Agreement, in which case there shall be no opportunity to take corrective actions.

              11.1.6 JUDGMENTS. Any final and unappealable judgment or order from a judicial or administrative body (which order or judgment is fully enforceable against the Company or any of its Consolidated Subsidiaries in courts of the United States of America or any state thereof) for the payment of money in excess of 50,000,000 U.S. Dollars (after adjustments to reflect reductions for credits and set-offs asserted in good faith by the Company) shall be rendered against the Company, shall not have been discharged or vacated and shall have been in effect, in its final and unappealable form, for a period of 30 consecutive days.

     11.2 EFFECT OF EVENT OF DEFAULT. If any Event of Default described in
Section 11.1.3 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and all Loans and Notes shall automatically become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, the Majority Banks may declare the Commitments (if they have not theretofore terminated) to be terminated and the Outstanding Majority Banks may declare that all Loans and Notes shall become immediately due and payable. The Majority Banks and the Outstanding Majority Banks shall promptly advise the Company in writing of any such declaration. Following the declaration that all Loans and Notes are immediately due and payable, all payments made by the Company on account of the Loans and Notes shall be made to the Administrator, which shall distribute such payments on a pro rata basis (in relation to the amounts of outstanding Loans) to Banks with outstanding Loans. Following such declaration, if any Bank receives a payment that is not on a pro rata basis, such Bank will remit to the Administrator any amount in excess of its pro rata portion. Upon receipt of any such remittance, the Administrator will distribute such amount to the Banks with outstanding Loans in order that all distributions will be pro rata. The effect as an Event of Default of any event described in Section 11.1.1 or Section
11.1.3 may be waived only by the written concurrence of the holders of 100% of the aggregate unpaid principal amount of the Notes and the Majority Banks, and the effect as an Event of Default of any other event described in this Section 11 may be waived by the written concurrence of the Majority Banks and the Outstanding Majority Banks.

SECTION 12    GUARANTY.

     The Company hereby unconditionally, absolutely and irrevocably guarantees, as primary obligor and not merely as surety, the repayment to each Relevant Bank, when due pursuant to the terms and conditions of this Agreement, of the amount of any Loan made pursuant to this Agreement to a Designated Subsidiary, together with accrued interest on such Loan; provided, however, that before any amount shall be deemed due and payable pursuant to this Section 12, the Relevant Bank must first give notice to the Company of the nonpayment by the Designated Subsidiary, and the Company shall have five Business Days from the receipt of such notice to cure or cause to be cured any and all such nonpayments. The Company's obligations hereunder constitute a guaranty of payment and not of collection merely. The Company hereby waives notice of, and consents to, any extensions of time of payment, renewals, compromises, settlements, releases or other indulgences from time to time granted by the Relevant Bank in respect of Loans made to Designated Subsidiaries. Except as otherwise provided in this
Section 12, the Company hereby waives presentment, protest, demand of payment, notice of dishonor and all notices and demands whatsoever. The obligations of the Company hereunder shall not be released, discharged or otherwise affected by
(i) any change in the corporate existence or constitution, structure or ownership of any Designated Subsidiary or the Company, (ii) any insolvency, bankruptcy, reorganization or similar proceeding affecting the Designated Subsidiary or its assets or the Company or (iii) the existence of any claim, set-off or other rights which the Company may have at any time against the Relevant Bank or any other person. If at any time any payment of any obligation guaranteed hereunder is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of a Designated Subsidiary or otherwise, the Company's obligations under this Section 12 with respect to such payment shall be reinstated at such time as though such payment had not been made. The Company shall not exercise any of its subrogation rights with respect to amounts paid to a Relevant Bank pursuant to this Section 12 until all amounts guaranteed hereunder payable to such Relevant Bank have been paid in full. Following such payment in full with regard to a Relevant Bank, the Company shall be entitled to subrogation in the Relevant Bank's rights and, upon the reasonable request of the Company, the Relevant Bank agrees to cooperate with the Company in enforcement of the Company's subrogation rights, including the transfer and delivery by the Relevant Bank to the Company of any and all evidence of indebtedness relating to such Loan within the possession or control of the Relevant Bank.


SECTION 13    CERTAIN DEFINITIONS.

     When used herein the following terms shall have the following meaning:

     "AFFILIATE" means, with respect to a particular Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "AGREEMENT" means this Agreement, as it may be amended, modified, or supplemented and in effect from time to time.

     "APPLICABLE COMMITMENT FEE" means the percentage in effect from time to time as set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"):

                     Rating                           Applicable
                  (Moody's/S&P)                     Commitment Fee
                  -------------                     --------------

                  higher than A1/A+                      0.060%
                  A1/A+                                  0.070%
                  A2/A                                   0.080%
                  A3/A-                                  0.090%
                  Baa1/BBB+                              0.100%
                  Baa2/BBB                               0.125%
                  Baa3/BBB-                              0.150%
                  lower than Baa3/BBB-                   0.175%

     "APPLICABLE MARGIN" means, at any time, the percentage set forth in the following table opposite the highest of the then-current rating assigned to the Company's senior unsecured long-term debt by Moody's or S&P:


                                         Applicable              Applicable
                                         Margin for              Margin for
                   Rating                Domestic CD            Eurocurrency
                (Moody's/S&P)              Loans                   Loans
-------------------------------------------------------------------------------

              higher than A1/A+            0.275%                 0.175%
              A1/A+                        0.300%                 0.200%
              A2/A                         0.325%                 0.225%
              A3/A-                        0.350%                 0.250%
              Baa1/BBB+                    0.400%                 0.300%
              Baa2/BBB                     0.475%                 0.375%
              Baa3/BBB-                    0.550%                 0.450%
              lower than Baa3/BBB-         0.600%                 0.500%


     "ASSESSMENT RATE" means, for any Domestic CD Loan (and for the purpose of computing the Domestic CD Rate (Adjusted)), the annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) applicable to the Relevant Bank on its insured deposits under the Federal Deposit Insurance Act, determined by annualizing the most recent assessment levied on the Relevant

Bank by the Federal Deposit Insurance Corporation (the "FDIC") with respect to such deposits, after giving effect to the most recent rebate granted to the Relevant Bank by the FDIC with respect to deposit insurance as well as the loss to the Relevant Bank (determined in the good faith judgment of the Relevant
Bank) of the use of such rebate prior to the date credit is taken by the Relevant Bank with respect to such rebate.

     "ATTRIBUTABLE DEBT" means, as to any particular lease under which any Person is liable at the time and at any date as of which the amount thereof is to be determined, the lesser of (a) the fair value of the property subject to such lease (as determined by the Directors of the Company) or (b) the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at the actual interest factor included in such rent. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "AUTHORIZED PERSON" means, as to the Company, any person designated as such in a certificate signed by the Chief Financial Officer, Treasurer, or Assistant Treasurer of the Company, and, as to any Designated Subsidiary, means any person designated as such in a certificate signed by one or more officers of the Designated Subsidiary, as authorized by resolution of the Designated Subsidiary or otherwise by law.

     "BANKS" or "BANK" - see Preamble.

     "BASE RATE" means the higher of (i) the rate of interest per annum publicly announced and in effect from time to time by the Relevant Bank at its Domestic Office identified on the signature pages hereto as its prime, base or reference rate for U.S. Dollar Loans or (ii) the Federal Funds Rate plus the Applicable Margin for Eurocurrency Loans. The Base Rate shall change simultaneously with each change in such announced prime, base or reference rate and Federal Funds Rate, as applicable. The Base Rate may not be the lowest rate charged by the Relevant Bank for commercial or other extensions of credit.


     "BASE RATE LOAN" means any Loan of U.S. Dollars that bears interest at or by reference to the Relevant Bank' s Base Rate.

     "BUSINESS DAY" means (i) in the case of a Business Day that relates to a Eurocurrency Loan, any day of the year on which banks are open for business in both New York and, with regard to any such Bank only, the city in which the applicable Eurocurrency Office of such Bank is located and on which dealings are carried on in the interbank eurocurrency market; (ii) in the case of a Business Day that relates to a Base Rate Loan, a Domestic CD Loan, or a Negotiated Loan, any day of the year on which banks are open for business in both New York and, with regard to any such Bank only, the city in which the applicable Domestic Office of such Bank is located; and (iii) in the case of a Business Day that relates to a Local Currency Loan, any day of the year on which the local office of the Relevant Bank in that locality is open for business.

     "COMMITMENT(S)" means the commitments of the Banks to make Loans hereunder; and Commitment as to any Bank shall mean the commitment of such Bank to make Loans hereunder in an aggregate amount not to exceed the U.S. Dollar amount set forth opposite its signature hereto or any subsequent amendment hereto.

     "COMPANY" - see Preamble.

     "COMPLIANCE CERTIFICATE" - see Section 9.1.3 and Exhibit B.

     "CONSOLIDATED FUNDED DEBT" means the Funded Debt of the Company and its Consolidated Subsidiaries consolidated in accordance with GAAP.

     "CONSOLIDATED NET TANGIBLE ASSETS" means the total of all assets of the Company and its Consolidated Subsidiaries appearing on a consolidated balance sheet prepared in accordance with GAAP, including the equity in and the net amount of advances to other Subsidiaries, after deducting therefrom (without duplication of deductions) as shown on such balance sheet, the sum of:

     (i) intangible assets, including goodwill, cost of acquired businesses in excess of recorded net assets at acquisition dates, patents, licenses, trademarks, trade names, copyrights, unamortized debt discount and expense less unamortized debt premium, and corporate organization expense (but excluding deferred charges and prepaid expense);

     (ii) any write-up of the book value of any assets (other than equity in Subsidiaries which are not Consolidated Subsidiaries and other than as a result of currency revaluations) resulting from the revaluation thereof subsequent to March 31, 1992;

     (iii) all liabilities of the Company and its Consolidated Subsidiaries other than: Funded Debt; capital stock; surplus; surplus reserves; reserves for deferred Federal income taxes arising from accelerated depreciation, investment and other tax credits, and similar provisions; and contingency reserves not allocated for any particular purpose;

     (iv) reserves for depreciation and amortization and other reserves (other than the reserves referred to in the preceding clause(iii) ); and

     (v) any minority interest in the shares of stock and surplus of any Consolidated Subsidiary.

     "CONSOLIDATED NET WORTH" means at any date the sum of the consolidated shareholders' investment and minority interests of the Company and its Consolidated Subsidiaries determined as of such date. Consolidated shareholders' investment and minority interests of the Company shall be as included in the annual and quarterly financial statements of the Company, as applicable.

     "CONSOLIDATED SUBSIDIARY" means each Subsidiary other than (a) any Subsidiary the accounts of which (i) are not required by GAAP to be consolidated with those of the Company for financial reporting purposes and (ii) were not consolidated with those of the Company in the Company's then most recent Annual Report to Shareholders and are not intended by the Company to be consolidated with those of the Company in its next Annual Report to Shareholders, or (b) any Subsidiary the primary business of which consists of financing the sale or lease of merchandise, equipment or services by the Company or any Subsidiary or owning, leasing, dealing in or developing real property, or providing services directly related thereto, or which is otherwise primarily engaged in the business of a finance or real estate company.

     "CONTINUE," "CONTINUATION" AND "CONTINUED" shall refer to a continuation of Loans pursuant to Section 1.5.

     "CONVERT," "CONVERSION" AND "CONVERTED" shall refer to a conversion of Loans pursuant to Sections 1.5, 3.3, 7.3, or 7.4.

     "DEBT" - see SECTION 9.3.

     "DESIGNATED SUBSIDIARY" means any Subsidiary of the Company which (i) the Company from time to time designates in writing signed by the Chief Financial Officer, Treasurer, or Assistant Treasurer of the Company as a Designated Subsidiary entitled to receive Eurocurrency and Local Currency Loans hereunder and (ii) the Relevant Bank has not objected in writing to such designation of a Designated Subsidiary within thirty (30) days of the Relevant Bank's receipt of the Company's designation. Such designation shall contain the address of the Subsidiary which shall be used to give notice to the Subsidiary pursuant to
Section 14.3.

     "DOMESTIC CD LOAN" shall mean any Loan of U. S. Dollars that bears interest at a rate determined by reference to the Relevant Bank's Domestic CD Rate (Adjusted).

     "DOMESTIC CD RATE" means, with respect to any Interest Period for any Domestic CD Loan, the rate of interest determined by the Relevant Bank to be the average (rounded upward, if necessary, to the nearest 1/100 of 1%) of the rates quoted to the Relevant Bank on the first day of such Interest Period by two certificate of deposit dealers in New York of recognized standing selected by the Relevant Bank for the purchase from the Relevant Bank or major commercial banks at face value of certificates of deposit issued by the Relevant Bank in an amount equal or comparable to the amount of the Domestic CD Loan and having a maturity equal to such Interest Period; provided, that, if such quotations from such dealers are not available to the Relevant Bank, it shall determine a reasonably equivalent rate on the basis of another source or sources selected by it.

     "DOMESTIC CD RATE (ADJUSTED)" means, with respect to any Interest Period for any Domestic CD Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                                     Domestic CD
     Domestic CD           =             Rate            +       Assessment
     Rate (Adjusted)               ---------------                   Rate
                                     (1 - Reserve
                                     Requirement)

     "DOMESTIC OFFICE" means, with respect to any Bank, the office of such Bank or Affiliate of such Bank, designated as such under such Bank's signature hereto, or such other office of such Bank or Affiliate of such Bank, as such Bank may hereafter from time to time designate as its Domestic Office.

     "DOMESTIC SUBSIDIARY" means each Consolidated Subsidiary other than: (a) any Consolidated Subsidiary which the Directors of the Company reasonably determine not to be material to the business or financial condition of the Company; (b) any Consolidated Subsidiary the major portion of the assets of which are located, or the major portion of the business of which is carried on, outside the United States of America, its territories and possessions; (c) any Consolidated Subsidiary which, during the 12 most recent calendar months (or such shorter period as shall have elapsed since its organization) derived the major portion of its gross revenues from sources outside the United States of America; (d) any Consolidated Subsidiary the major portion of the assets of which consists of securities or obligations, or both, of one or more corporations (whether or not Consolidated Subsidiaries) of the types described in the preceding clauses (b) and (c); and (e) any Consolidated Subsidiary organized after March 31, 1992 which the Company intends shall be operated in such manner as to come within one or more of the preceding clauses (b), (c) and
(d).

     "ELECTRONIC PAYMENT INSTRUCTIONS" means the Bank Routing and account number information identifying the account of each Bank to receive the ACH payment of Commitment Fees. Such Electronic Payment Instructions for each Bank are set forth below the signature block of such Bank to the Amendment dated as of May 8, 1996 to the Agreement and may be changed at any time by written notice by such Bank to the Company.

     "EUROCURRENCY" means any freely transferable and convertible currency on deposit outside the country of issuance.

     "EUROCURRENCY LOAN" means any Loan of a Eurocurrency that bears interest at a rate determined by reference to the Relevant Bank's Eurocurrency Rate (Reserve Adjusted).

     "EUROCURRENCY OFFICE" means, with respect to any Bank, the office of such Bank or Affiliate of such Bank, designated as such under such Bank's signature hereto, or such other office of such Bank or Affiliate of such Bank, as such Bank may hereafter from time to time designate as its Eurocurrency Office. A Eurocurrency Office may be, at the option of such Bank, either a domestic or foreign office of such Bank or a domestic or foreign office of an affiliate of such Bank.

     "EUROCURRENCY OR LOCAL CURRENCY EQUIVALENT AMOUNT" means, in the case of a Eurocurrency or Local Currency, on any Business Day, the amount of such currency which would be freely converted into a specified amount of U.S. Dollars, computed at the spot buying rate for dollars of the Relevant Bank at the close of business on such day.

     "EUROCURRENCY RATE" means, with respect to any Eurocurrency Loan for any Interest Period, the rate per annum equal to the rate per annum at which deposits of the currency of the Loan in immediately available funds are offered by the Eurocurrency Office of the Relevant Bank two Business Days prior to the beginning of such Interest Period to major banks in the interbank eurocurrency market of such Eurocurrency Office for delivery on the first day of such Interest Period and for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurocurrency Loan of the Relevant Bank for such Interest Period.

     "EUROCURRENCY RATE (RESERVE ADJUSTED)" means, with respect to any Eurocurrency Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

              Eurocurrency Rate        =      Eurocurrency Rate
              (Reserve Adjusted)              -----------------
                                                  l-Eurocurrency Reserve
                                                  Percentage

     "EUROCURRENCY RESERVE PERCENTAGE" means, with respect to each Interest Period, that percentage (expressed as a decimal) prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of the Board of Governors that prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

     "EVENT OF DEFAULT" means any of the events described in Section 11.1.

     "EXEMPTED INDEBTEDNESS" means, as of any particular time, the sum of (i) the aggregate principal amount of all then outstanding indebtedness for borrowed money of the Company and Domestic Subsidiaries incurred after July 1, 1992 and secured by any mortgage, security interest, pledge or lien other than those permitted by paragraph (a) of Section 9.3 and (ii) all Attributable Debt pursuant to Sale and Leaseback Transactions (as defined in Section 9.4) incurred by the Company and Domestic Subsidiaries after July 1, 1992 at such time outstanding other than that which is not prohibited by or is permitted pursuant to paragraph (a) of Section 9.4.

     "FEDERAL FUNDS RATE" means, for any Interest Period selected by the Company, the average of rates for Federal funds for the Interest Period quoted to the Relevant Bank by two leading brokers of Federal funds transactions in New York City.

     "FIXED RATE LOAN(S)" - see Section 1.3.

     "FUNDED DEBT" means all indebtedness for money borrowed having a maturity of more than 12 months from the date such indebtedness was incurred or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from the date such indebtedness was incurred at the option of the borrower.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

     "INTEREST PERIOD" means, with respect to any Fixed Rate Loan, the period commencing on the date such Loan was made, or on the date such Loan was Converted from a Loan of a different type, or on the date of expiration of the immediately preceding Interest Period for such Loan, and (i) ending 30, 60, 90, 120, 150, 180 days, or, if available, more than 180 days up to and including 360 days, thereafter in the case of a Domestic CD Loan, or (ii) ending one, two, three, or six months, or, if available, more than six months up to and including twelve months, thereafter in the case of a Eurocurrency Loan, all as the Company or any Designated Subsidiary may specify pursuant to Section 1.4, 1.5, or 3.3; the Interest Period for any Negotiated Loan or any Local Currency Loan shall be as agreed by the Company or any Designated Subsidiary and the Relevant Bank pursuant to Section 1.6 or 1.7. Each Interest Period for a Fixed Rate Loan that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is the first Business Day of a calendar month, in which case with respect to a Eurocurrency Loan such Interest Period shall end on the next preceding Business Day).

     "JUDGMENT CURRENCY" - see Section 7.6.

     "JUDGMENT CURRENCY CONVERSION DATE" - see Section 7.6.

     "LIEN" or "MORTGAGE" - see Section 9.3.

     "LOCAL CURRENCY" means, with respect to any Local Currency Loan, any legal currency of the nation where the Local Currency Loan is being funded.

     "LOCAL CURRENCY LOAN(S)" - see Section 1.7.

     "LOANS" or "LOAN" - see Section 1.1.

     "MAJORITY BANKS" means Banks having an aggregate Percentage of 66-2/3% or more.

     "NEGOTIATED LOAN(S)" - see Section 1.6.

     "NOTE(S)" - see Section 2.2 and Exhibit A.

     "OBLIGATION CURRENCY" - see Section 7.6.

     "OUTSTANDING MAJORITY BANKS" means Banks having 66-2/3% or more of the aggregate principal amount of Loans outstanding.

     "PERCENTAGE" means as to any Bank the percentage of such Bank's share of the total Commitments of all Banks.

     "PERSON" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof), or other entity of any kind.

     "PRINCIPAL PROPERTY" means any single manufacturing plant, engineering facility or research facility owned or leased by the Company or a Domestic Subsidiary other than any such plant or facility or portion thereof which the Board of Directors reasonably determines not to be of material importance to the Company and its Subsidiaries taken as a whole.

     "PROPRIETARY INFORMATION" - see Section 14.5.

     "RELEVANT BANK" means, with respect to any Loan, the Bank that made the Loan, and, prior to the making of such Loan or requested Loan, any Bank that has been requested to make such Loan.

     "RESERVE REQUIREMENT" means, with respect to each Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the aggregate reserve requirement (including all basic, supplemental, marginal, and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during such Interest Period) specified under Regulation D of the Board of Governors of the Federal Reserve System, or any other regulation of the Board of Governors which prescribes reserve requirements applicable to nonpersonal time deposits as presently defined in Regulation D, as then in effect, as applicable to the class of banks of which the Relevant Bank is a member, on deposits of the type used as a reference in determining the Domestic CD Rate and having a maturity approximately equal to such Interest Period.

     "SALE AND LEASEBACK TRANSACTION" - see Section 9.4.

     "SUBSIDIARY" means a corporation of which the Company and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "TERMINATION DATE" means the earlier to occur of (a) July 1, 2001, subject to extension for one or more successive one-year periods as to any Bank or Banks pursuant to Section 1.2, or (b) such other date on which the Commitments shall terminate pursuant to Section 11.2.

     "TYPE OF LOAN OR BORROWING" - see Section 1.3. The various types of Loans or borrowings available under this Agreement are as follows: Base Rate Loans or borrowings and Fixed Rate Loans or borrowings. Fixed Rate Loans or borrowings consist of Domestic CD Loans or borrowings, Eurocurrency Loans or borrowings, Negotiated Loans or borrowings, and Local Currency Loans or borrowings.

     "U.S. DOLLAR(S)" and the sign "$" shall mean lawful money of the United States of America.

     "UNMATURED EVENT OF DEFAULT" means any event that if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     "UNUSED AMOUNT" means the amount of the Commitment of the Relevant Bank less any outstanding Loans made by such Bank. Loans in an Obligation Currency other than U.S. Dollars will be translated into U.S. Dollars for purposes of this calculation at the spot rate for dollars published in THE WALL STREET JOURNAL on each day in which such Loan is outstanding (provided, that if such day is not a Business Day, the applicable spot rate for such day should be the spot rate on the Business Day immediately prior to such day).

     "WHOLLY OWNED DOMESTIC SUBSIDIARY" means each Domestic Subsidiary all the outstanding shares of which, other than directors' qualifying shares, shall at the time be owned by the Company, or by the Company and one or more Wholly Owned Domestic Subsidiaries, or by one or more Wholly Owned Domestic Subsidiaries.


SECTION 14    GENERAL.

     14.1 WAIVER; AMENDMENTS. No delay on the part of any Bank or the holder of any Note in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power, or remedy preclude other or further exercise thereof, or the exercise of any other right, power, or remedy. No amendment, modification, or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto (or in the case of the Outstanding Majority Banks, the aggregate principal amount outstanding) or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Majority Banks, and then any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver, or consent (i) shall extend or increase the amount of the Commitments, the maturity of the Notes or reduce the fees hereunder or the rate of interest payable with respect to the Notes or reduce the aggregate Percentage required to effect an amendment, modification, waiver, or consent or eliminate the guaranty set forth in Section 12 hereof without the written consent of all of the Banks or (ii) shall extend the maturity or reduce the principal amount of, or rate of interest on, any Note without the written consent of the holder of such Note. Notwithstanding the foregoing, the Company may add one or more financial institutions as Bank parties to this Agreement, from time to time and without the consent of the then-current Bank parties to this Agreement; provided, that in no event will the aggregate amount of the Commitments of the new financial institutions exceed 125 million U.S. Dollars in excess of the Commitments as of the date hereof. Each such addition of a Bank shall be effective upon such Bank's written agreement to become a Bank party hereto and to be bound by the terms of this Agreement applicable to "Banks." The Company shall give the then-current Bank parties to this Agreement prompt notice of any change to the Bank's respective Percentages and Commitments resulting from the addition of any Bank as a party to, or the reduction of any Bank's Commitment under, this Agreement.

     14.2 CONFIRMATIONS. The Company and each holder of a Loan agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of Loans then outstanding to such holder.

     14.3 NOTICES. Except as otherwise provided in Sections 1.3, 1.4, 1.5, 3.3, and 6.2, all notices hereunder shall be in writing. Notices given by mail shall be deemed to have been given three days after the date sent if sent by registered or certified mail, postage prepaid, and:

     (i) if to the Company, addressed to the Company at its address shown below its signature hereto;

     (ii) if to any Designated Subsidiary, addressed to it at the address given by the Company pursuant to its designation of such Subsidiary as a Designated Subsidiary entitled to receive Loans hereunder; or

     (iii) if to any Bank, addressed to such Bank at the address shown below its signature as its Domestic Office address; or

in the case of each party, such other address as such party may, by written notice to the other parties to this Agreement, have designated as its address for notices.

Notices given by facsimile, telegram, or telex shall be deemed to have been given when sent, if properly addressed to the party to whom sent, at its address, as aforesaid.

     Each Bank shall be entitled to rely upon all telephonic notices given by an Authorized Person pursuant to Sections 1.3, 1.4, 1.5, 3.3, or 6.2, and the Company shall hold each Bank harmless from any loss, cost, or expense ensuing from any such reliance, except for such loss, cost or expenses as a result of the Bank's gross negligence or willful misconduct. All notices, waivers, or consents given to, or any requests made upon, the Company by any Bank or holder of any Note shall be promptly notified to all other parties to this Agreement. Whenever a notice, declaration, or other action is required to be taken, given, or made by the Majority Banks or the Outstanding Majority Banks, such notice, declaration, or action shall be in writing and shall be signed by, as the case may be, Banks having an aggregate Percentage of 66-2/3% or more or Banks having 66-2/3% or more of the aggregate principal amount of Loans outstanding.

     14.4 COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with the Company's then current method of accounting, which method must be in accordance with GAAP; provided, however, if any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 8.4 hereafter occasioned by the promulgation of rules, regulations, pronouncements, and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of the financial covenants, standards, or terms found in Section 9.2 hereof, the parties hereto agree to enter into negotiations to amend such provisions so as equitably to reflect such changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such changes as if such changes had not been made.

     14.5 CONFIDENTIALITY. Unless the Company otherwise agrees in writing, each Bank hereby agrees to keep all Proprietary Information (as defined below) confidential and not to disclose or reveal any Proprietary Information to any Person other than the Bank's directors, officers, employees, Affiliates, and agents, and then only on a confidential basis; provided, however, that a Bank may disclose Proprietary Information (a) as required by law, rule, regulation, or judicial process, (b) to its attorneys and accountants, (c) as requested or required by any state, federal, or foreign authority or examiner regulating banks or banking, or (d) to actual or potential assignees or participants as permitted by Section 14.6.3. For purposes of this Agreement, the term "Proprietary Information" shall include all information about the Company, any Subsidiary, or any of their respective Affiliates which has been furnished by the Company, any Subsidiary, or any of their respective Affiliates, whether furnished before or after the date hereof, and regardless of the manner furnished; provided, however, that Proprietary Information shall not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by a Bank not permitted by this Agreement, (y) was available to a Bank on a nonconfidential basis prior to its disclosure to such Bank by the Company, any Subsidiary, or any of their respective Affiliates, or (z) becomes available to a Bank on a nonconfidential basis from a Person other than the Company, any Subsidiary, or any of their respective Affiliates who, to the best knowledge of such Bank, is not otherwise bound by a confidentiality agreement with the Company, any Subsidiary, or any of their respective Affiliates, or, to the best knowledge of such Bank, is not otherwise prohibited from transmitting the information to such Bank.

     14.6     Assignments and Participations.
              ------------------------------

              14.6.1 ASSIGNMENTS. Unless the Company otherwise consents in writing, which consent shall not be unreasonably withheld, no holder of any Note (including any Bank) shall assign or transfer such Note or any interest therein to any other Person, except as otherwise permitted under
     Section 14.6. Except as otherwise expressly agreed in writing by the Company, no Bank shall, by reason of the assignment or transfer of any Note or otherwise, be relieved of any of its obligations hereunder. Each transferee of any Note shall take such Note subject to the provisions of this Agreement and to any request made, waiver or consent given, or other action taken hereunder, prior to such transfer, by each previous holder of such Note; and the Company shall be entitled to conclusively assume that the transferee shall thereafter be vested with all rights and powers under this Agreement of the Bank named as the payee of the Note which is the subject of such transfer. Nothing herein shall prohibit any Bank from pledging or assigning any Note to any Federal Reserve Bank pursuant to applicable law.

              14.6.2 PARTICIPATIONS. Any Bank may grant participations in or to all or any part of any Loan or Loans then owing to such Bank and the Notes held by such Bank without the consent of the Company. Except as otherwise expressly agreed in writing by the Company, no grant of a participation shall relieve any Bank of its obligations hereunder, the Company shall be entitled to deal solely with the Banks (and their respective assignees) for all purposes of this Agreement and the Notes, and no holder of a participation in all or any part of the Loans or the Notes shall have any rights under this Agreement, except that the holder of a participation shall be entitled to the benefits of Section 7 hereunder (but the dollar amount of such Section 7 benefits shall not exceed those benefits that the assigning Bank would have otherwise received).

              14.6.3 DISCLOSURE OF INFORMATION. The Company hereby consents to the disclosure of any information obtained in connection herewith by any Bank to any Person which is an assignee or potential assignee or a participant or potential participant pursuant to Section 14.6.1 or 14.6.2, it being understood that such Bank shall advise any such actual or potential assignee or participant of its obligation to keep confidential any nonpublic information disclosed to it pursuant to this Section 14.6.3 and, prior to the disclosure of such information, shall cause each such actual or potential assignee or participant to execute a confidentiality agreement containing the confidentiality provisions set forth in Section 14.5.

     14.7 SECURITIES LAWS. Each Bank represents that it is the present intention of such Bank to acquire each Note drawn to its order for its own account and not with a view to the distribution or sale thereof, subject, nevertheless, to the necessity that such Bank remain in control at all times of the disposition of the property held by it for its own account, it being understood that the foregoing representation shall not affect the character of the Loans as commercial lending transactions.

     14.8 COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Banks (including the reasonable fees and out-of-pocket expenses of counsel for the Banks and reasonable allocated costs of in-house counsel for the Banks) in connection with the enforcement of this Agreement, the Notes, and any other instruments or documents executed in connection herewith.

     14.9 GOVERNING LAW. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Banks and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

     14.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. When counterparts executed by all the parties shall have been lodged with the Company (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from such Bank of execution of a counterpart hereof by such Bank), this Agreement shall become effective as of the date hereof.

     14.11 CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     14.12 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company, each Bank, and their respective successors and assigns, and shall inure to the sole benefit of the Company, each Bank, and their respective successors and assigns.

     14.13 ENTIRE AGREEMENT. This Agreement supersedes any prior agreement or understanding of the parties hereto, and contains the entire agreement of the parties hereto, with respect to the matters covered hereby.

     14.14 APPOINTMENT OF ADMINISTRATOR. TRW hereby appoints National City Bank to serve as administrator (the "Administrator") to coordinate any votes that may be taken under this Agreement and to distribute payments, if any, required to be made to the Banks on a pro rata basis as provided in Section 11.2. In the event that National City Bank is unable or unwilling to act as Administrator, TRW shall appoint a successor, subject to the approval of the Majority Banks, which shall not be unreasonably withheld. Except as otherwise specifically provided herein, borrowing, repayment and fee procedures set forth in this Agreement shall not be affected by the appointment of the Administrator.

     14.15 NON-U.S. BANK TAX INFORMATION. Upon the request of the Company, any Bank that is not organized under the laws of the United States of America or any state thereof will (i) deliver to the Company accurate and complete signed copies of Forms 1001 and 4224 (or such additional or successor forms) and any amendments or modifications thereto and (ii) inform the Company if the Company can no longer rely upon such forms.

     14.16 REGULATION U. The Company hereby represents and warrants that neither the Company nor any of its Consolidated Subsidiaries is principally engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) and covenants that the Company's use of proceeds of any borrowings under this Agreement will not cause a violation of Regulation U. Each of the Banks hereby represents and warrants to the Company that it is not relying and will not rely on any margin stock (as described above) in determining whether to extend or maintain credit under this Agreement.

         SIGNATURE PAGES TO MULTI-YEAR REVOLVING CREDIT AGREEMENT, DATED AS OF
         ---------------------------------------------------------------------
         JULY 1, 1992, AS AMENDED PURSUANT TO AGREEMENTS DATED AS OF JUNE 30,
         --------------------------------------------------------------------
         1993, MARCH 1, 1994 AND FEBRUARY 28, 1995 AND AS AMENDED AND RESTATED
         ---------------------------------------------------------------------
         AS OF MAY 8, 1996
         -----------------






Delivered at Cleveland, Ohio, as of the day and year first above written.

                                    TRW INC.

                                      /s/ William C. Seeger Jr.
                                    By William  C. Seeger Jr.
                                    Vice President and Treasurer

                                    1900 Richmond Road
                                    Cleveland, Ohio  44124
                                    Telephone:       216/291-7540
                                    Facsimile:       216/291-7831

                                     BANKS:

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                 Bank of America National Trust
              -----                  and Savings Association



                                     By Deborah Graziano
                                     Title: Vice President


                                     DOMESTIC OFFICE

                                     Bank of America NT & SA
                                     1850 Gateway Boulevard
                                     Concord, California 94520
                                     Telephone: (510) 675-7485
                                     Facsimile: (510) 675-7531
                                     Attention: Selina Button

                                     EUROCURRENCY OFFICE

                                     Bank of America NT & SA
                                     1850 Gateway Boulevard
                                     Concord, California 94520
                                     Telephone: (510) 675-7485
                                     Facsimile: (510) 675-7531
                                     Attention: Selina Button

                                     ELECTRONIC PAYMENT INSTRUCTIONS

                                     Receiving Bank:    Bank of America
                                     ABA Routing No.:   121000358
                                     Account No.:       12331-83980
                                     Account Name:      Incoming Money Transfer
                                     Reference No.:     TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                Barclays Bank PLC
              -----



                                    By


                                    DOMESTIC OFFICE

                                    Barclays Bank PLC
                                    222 Broadway
                                    New York, New York 10038
                                    Telephone: _____________
                                    Facsimile: _____________


                                    EUROCURRENCY OFFICE

                                    Barclays Nassau, Bahamas Branch
                                    c/o Barclays Bank PLC
                                    222 Broadway
                                    New York, New York  10038
                                    Telephone:            _____________
                                    Facsimile:            _____________


                                    ELECTRONIC PAYMENT INSTRUCTIONS

                                    Receiving Bank:   Barclays Bank PLC-New York
                                    ABA Routing No.:  026-002-574
                                    Account No.:      050-019-104
                                    Account Name:     TRW
                                    Reference No.:    TRW Commitment Fee;
                                                      N. SANGLE

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                   The Chase Manhattan Bank, N.A.
              -----


                                       By


                                       DOMESTIC OFFICE

                                       The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
                                       Fifth Floor
                                       New York, New York  10081
                                       Telephone:            _____________
                                       Facsimile:            _____________


                                       EUROCURRENCY OFFICE

                                       The Chase Manhattan Bank, N.A.
                                       One Chase Manhattan Plaza
                                       Fifth Floor
                                       New York, New York  10081
                                       Telephone:            _____________
                                       Facsimile:            _____________


                                       ELECTRONIC PAYMENT INSTRUCTIONS

                                       Receiving Bank:    Chase Manhattan Bank
                                       ABA Routing No.:   021-000021
                                       Account No.:       900-9-000036
                                       Account Name:      Commercial Loan Opns.
                                       Reference No.:     TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                  Citibank, N.A.
              -----


                                      By


                                      DOMESTIC OFFICE

                                      Citibank, N.A.
                                      c/o Citicorp Securities, Inc.
                                      200 S. Wacker Dr.
                                      Chicago, IL 60606
                                      Telephone:        312-993-3871
                                      Facsimile:        312-993-6840


                                      EUROCURRENCY OFFICE

                                      Citibank, N.A.
                                      c/o Citicorp Securities, Inc.
                                      200 S. Wacker Dr.
                                      Chicago, IL 60606
                                      Telephone:        312-993-3871
                                      Facsimile:        312-993-6840



                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:  Citibank, N.A., New York
                                      ABA Routing No.: 021000089
                                      Account No.:     38483095
                                      Account Name:    Chicago NEO Loan Acct.
                                      Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                   Morgan Guaranty Trust Company
              -----                    of New York


                                       By


                                       DOMESTIC OFFICE

                                       Morgan Guaranty Trust Company
                                       of New York
                                       60 Wall Street
                                       New York, New York  10260-0060
                                       Telephone:            _____________
                                       Facsimile:            _____________


                                       EUROCURRENCY OFFICE

                                       Morgan Guaranty Trust Company
                                       of New York
                                       Nassau, Bahamas Office
                                       c/o J.P. Morgan Services Inc.
                                       Euro-Loan Servicing Unit
                                       902 Market Street
                                       Wilmington, Delaware  19801
                                       Telephone:        _____________
                                       Facsimile:        _____________


                                       ELECTRONIC PAYMENT INSTRUCTIONS

                                       Receiving Bank:    Morgan Guaranty Trust
                                       ABA Routing No.:   021000238
                                       Account No.:       999-99-090
                                       Account Name:  _____________
                                       Reference No.:     TRW Com. Fee
                                                          Corp. Proc. Module 30

Amount of     Percentage of
Commitment    Commitments

$60,000,000     8  %                    National City Bank
              -----


                                        By


                                        DOMESTIC OFFICE

                                        National City Bank
                                        National City Center
                                        P. O. Box 5756
                                        Cleveland, Ohio 44101-0756
                                        Telephone: _____________
                                        Facsimile: _____________


                                        EUROCURRENCY OFFICE

                                        National City Bank
                                        National City Center
                                        P. O. Box 5756
                                        Cleveland, Ohio 44101-0756
                                        Telephone: _____________
                                        Facsimile: _____________


                                        ELECTRONIC PAYMENT INSTRUCTIONS

                                        Receiving Bank:    National City Bank
                                        ABA Routing No.:   041000124
                                        Account No.:       2537557
                                        Account Name:      _____________
                                        Reference No.:     TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$60,000,000     8  %                     The Sumitomo Bank, Limited
              -----


                                         By


                                         DOMESTIC OFFICE

                                         The Sumitomo Bank, Limited
                                         Chicago Branch
                                         Sears Tower
                                         233 South Wacker Drive, Suite 4800
                                         Chicago, Illinois  60606-6448
                                         Telephone:        (312) 876-6431
                                         Facsimile:        (312) 876-6436


                                         EUROCURRENCY OFFICE

                                         The Sumitomo Bank, Limited
                                         Chicago Branch
                                         Sears Tower
                                         233 South Wacker Drive, Suite 4800
                                         Chicago, Illinois  60606-6448
                                         Telephone:        (312) 876-6431
                                         Facsimile:        (312) 876-6436


                                         ELECTRONIC PAYMENT INSTRUCTIONS

                                         Receiving Bank:   FNB of Chicago
                                         ABA Routing No.:  071000013
                                         Account No.:      15-01208
                                         Account Name:     Sumitomo Bank Ltd,
                                                           Chicago Branch
                                         Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -------------
$45,000,000     6  %                    Banque Nationale de Paris
              -----


                                        By


                                        DOMESTIC OFFICE

                                        Banque Nationale de Paris
                                        Chicago Branch
                                        Rookery Building
                                        209 South LaSalle, 5th Floor
                                        Chicago, Illinois  60604
                                        Telephone:        (312) 977-2200
                                        Facsimile:        (312) 977-1380


                                        EUROCURRENCY OFFICE

                                        Banque Nationale de Paris
                                        Chicago Branch
                                        Rookery Building
                                        209 South LaSalle, 5th Floor
                                        Chicago, Illinois  60604
                                        Telephone:        (312) 977-2200
                                        Facsimile:        (312) 977-1380


                                        ELECTRONIC PAYMENT INSTRUCTIONS

                                        Receiving Bank:    Banque Nationale de
                                                           Paris,
                                                           New York Branch
                                        ABA Routing No.:   026007689
                                        Account No.:       14119400189
                                        Account Name:      BNP, Chicago Branch
                                        Reference No.:     TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6  %                  Dresdner Bank AG
              -----


                                      By

                                      By



                                      DOMESTIC OFFICE

                                      Dresdner Bank AG New York Branch
                                      75 Wall Street
                                      New York, New York 10005
                                      Telephone: (212) 429-2244
                                      Facsimile: (212) 429-2524


                                      EUROCURRENCY OFFICE

                                      Dresdner Bank AG Grand Cayman Branch
                                      c/o Dresdner Bank AG New York Branch
                                      75 Wall Street
                                      New York, New York  10005
                                      Telephone:        (212) 429-2244
                                      Facsimile:        (212) 429-2524


                                      ELECTRONIC PAYMENT INSTRUCTIONS

                                      Receiving Bank:   Chase Manhattan  (NY,NY)
                                      ABA Routing No.:  021-000-021
                                      Account No.:      920-1-059-079
                                      Account Name:     Dresdner Bank AG,
                                                        New York Branch
                                      Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$45,000,000     6  %                     NBD Bank
              -----


                                         By Andrew W. Strait
                                         Title: Vice President


                                         DOMESTIC OFFICE

                                         NBD Bank
                                         Attention:  Mid-Corporate Banking
                                         611 Woodward
                                         Detroit, Michigan 48226
                                         Telephone: (313) 225-3300
                                         Facsimile: (313) 225-3269

                                         EUROCURRENCY OFFICE

                                         NBD Bank, N.A.
                                         Attention:  Mid-Corporate Banking
                                         611 Woodward
                                         Detroit, Michigan  48226
                                         Telephone:        (313) 225-3300
                                         Facsimile:        (313) 225-3269


                                         ELECTRONIC PAYMENT INSTRUCTIONS

                                         Receiving Bank:    NBD Bank
                                         ABA Routing No.:   072000326
                                         Account No.:       1424183
                                         Account Name:      Commercial Loans
                                         Reference No.:     TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments

$45,000,000     6  %                     Royal Bank of Canada
              -----


                                         By Patrick Shields
                                         Title:  Manager, Corporate Banking


                                         DOMESTIC OFFICE

                                         Royal Bank of Canada
                                         New York Branch
                                         c/o Financial Square, 23rd Floor
                                         New York, New York 10005
                                         Telephone: (212) 428-6323
                                         Facsimile: (212) 428-2372


                                         EUROCURRENCY OFFICE

                                         Royal Bank of Canada
                                         New York Branch
                                         c/o Financial Square, 23rd Floor
                                         New York, New York 10005
                                         Telephone: (212) 428-6323
                                         Facsimile: (212) 428-2372


                                         ELECTRONIC PAYMENT INSTRUCTIONS

                                         Receiving Bank:   Chase Manhattan, NY
                                         ABA Routing No.:  021000021
                                         Account No.:      9201033363
                                         Account Name:     Royal Bank
                                         Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments

$30,000,000     4  %                     The Sakura Bank, Limited
              -----


                                         By


                                         DOMESTIC OFFICE

                                         The Sakura Bank, Limited
                                         Chicago Branch
                                         227 West Monroe Street
                                         Suite 4700
                                         Chicago, Illinois  60606
                                         Telephone:        (312) 580-3276
                                         Facsimile:        (312) 332-5345


                                         EUROCURRENCY OFFICE

                                         The Sakura Bank, Limited
                                         Chicago Branch
                                         227 West Monroe Street
                                         Suite 4700
                                         Chicago, Illinois  60606
                                         Telephone:        (312) 580-3276
                                         Facsimile:        (312) 332-5345


                                         ELECTRONIC PAYMENT INSTRUCTIONS

                                         Receiving Bank:   FNB of Chicago
                                         ABA Routing No.:  071000013
                                         Account No.:      1512951
                                         Account Name:     Sakura Bank, Chicago
                                         Reference No.:    TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                      Society National Bank
              -----


                                          By


                                          DOMESTIC OFFICE

                                          Society National Bank
                                          127 Public Square
                                          Cleveland, Ohio 44114
                                          Telephone: _____________
                                          Facsimile: _____________


                                          EUROCURRENCY OFFICE

                                          Society National Bank
                                          127 Public Square
                                          Cleveland, Ohio 44114
                                          Telephone: _____________
                                          Facsimile: _____________


                                          ELECTRONIC PAYMENT INSTRUCTIONS

                                          Receiving Bank:  Society National Bank
                                          ABA Routing No.: 041001039
                                          Account No.:     00100-39140
                                          Account Name:    Commercial Loan Opns
                                          Reference No.:   TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %               The Tokai Bank, Limited
              -----


                                   By

                                   DOMESTIC OFFICE

                                   The Tokai Bank, Limited
                                   Chicago Branch
                                   Attention:  Corporate Finance
                                   181 West Madison Street, Suite 3600
                                   Chicago, Illinois  60602
                                   Telephone:        _____________
                                   Facsimile:        _____________

                                   EUROCURRENCY OFFICE

                                   The Tokai Bank, Limited
                                   Chicago Branch
                                   Attention:  Corporate Finance
                                   181 West Madison Street, Suite 3600
                                   Chicago, Illinois  60602
                                   Telephone:        _____________
                                   Facsimile:        _____________


                                   ELECTRONIC PAYMENT INSTRUCTIONS

                                   Receiving Bank:   FNB of Chicago
                                   ABA Routing No.:  071000013
                                   Account No.:      15-08997
                                   Account Name:     Tokai Bank, Chicago Branch
                                   Reference No.:    TRW Commitment Fee
                                                     Loan Administration

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %                 Union Bank of Switzerland
              -----


                                     By

                                     DOMESTIC OFFICE

                                     Union Bank of Switzerland
                                     Chicago Branch
                                     30 South Wacker Drive, Suite 40
                                     Chicago, Illinois  60606
                                     Telephone:        _____________
                                     Facsimile:        _____________


                                     EUROCURRENCY OFFICE

                                     Union Bank of Switzerland
                                     Chicago Branch
                                     30 South Wacker Drive, Suite 40
                                     Chicago, Illinois  60606
                                     Telephone:        _____________
                                     Facsimile:        _____________


                                     ELECTRONIC PAYMENT INSTRUCTIONS

                                     Receiving Bank:         FNB of Chicago
                                     ABA Routing No.:        071000013
                                     Account No.:            15-12188
                                     Account Name:           UBS, Chicago Branch
                                     Reference No.:          TRW Commitment Fee

Amount of     Percentage of
Commitment    Commitments
----------    -----------

$30,000,000     4  %        Wells Fargo Bank, N.A.
              -----

                            By


                            By


                            DOMESTIC OFFICE

                            Wells Fargo Bank, N.A.
                            Special Loan Processing
                            18700 NW Walker Road, Bldg. 92
                            Beaverton, OR 97006
                            Telephone: (503) 614-6436
                            Facsimile: (503) 614-5878


                            EUROCURRENCY OFFICE

                            Wells Fargo Bank, N.A.
                            Special Loan Processing
                            18700 NW Walker Road, Bldg. 92
                            Beaverton, OR 97006
                            Telephone: (503) 614-6436
                            Facsimile: (503) 614-5878

                            ELECTRONIC PAYMENT INSTRUCTIONS

                            Receiving Bank: First Interstate Bank of California ABA Routing No.: 122000218
                            Account No.:     3030-98989
                            Account Name:    Special Loan Processing
                            Reference No.:   TRW


------------   ----
$750,000,000   100% Total

                                                                EXHIBIT A
                                                                    to
                                                            Multi-Year Revolving
                                                              Credit Agreement

                                 REVOLVING NOTE

Up to a maximum of

$---------------
(or the Eurocurrency or                             Dated:  _____________, 1996
Local Currency equivalent                                       Cleveland, Ohio
hereof)

         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of ___________________ (the "Bank") for the account of its Domestic or Eurocurrency Office, as applicable (capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below), the outstanding principal amount of the Loans made by the Bank to the undersigned pursuant to the Credit Agreement. The principal amount of each Loan evidenced hereby shall be payable on the earliest of (i) the Termination Date, (ii) the end of the Interest Period with respect to such Loan (unless such Loan is Continued or Converted) or (iii) such other date as the Company and the Relevant Bank may agree in writing.

         The undersigned promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date such Loan is made until the principal amount of such Loan is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

         Both principal of, and interest on, any Loan are payable in immediately available funds in the currency of such Loan to the Bank at its Domestic or Eurodollar Office that made the Loan. The Loans made by the Bank to the undersigned, and all payments made on account of principal thereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Multi-Year Revolving Credit Agreement dated as of July 1, 1992, as amended and restated as of May 8, 1996, among the undersigned, the Bank, and the other bank parties named therein, as Banks (as the same may be amended, modified, or supplemented and in effect from time to time, the "Credit Agreement"). The Credit Agreement, among other things, (i) provides for the making of Loans by the Bank to the undersigned from time to time in an aggregate principal amount not to exceed at any time the dollar amount first mentioned above and the indebtedness of the undersigned resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for payments on account of the principal hereof prior to the maturity hereof upon the terms and conditions and in accordance with the provisions therein specified. Reference is hereby made to the Credit Agreement for a statement of said terms and provisions.

         In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         DEMAND, PRESENTMENT, PROTEST, AND NOTICE OF NON-PAYMENT ARE HEREBY WAIVED BY THE UNDERSIGNED.

         THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO.

                                               TRW INC.

                                               By:
                                                  -----------------------------
                                                   William C. Seeger Jr.
                                                   Vice President and Treasurer

Schedule Attached to Revolving Note dated ___________, 1996 of TRW Inc. payable to the order of ____________________________________

                              BASE RATE BORROWINGS

                                                  Unpaid
Date and                Date and Amount           Principal
Amount of               of Repayment              Balance of
Base Rate               of Base Rate              Base Rate            Notation
Borrowing               Borrowing                 Borrowings           Made by
---------               ---------                 ----------           -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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




Schedule Attached to Revolving Note dated _______________, 1996 of TRW Inc. payable to the order of _____________________________________________________


                              FIXED RATE BORROWINGS

Date, Amount,                      Date and           Unpaid
and Type of        Interest        Amount of          Principal       Notation
Borrowing          Period          Repayment          Balance         Made by
---------          ------          ---------          -------         -------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                            EXHIBlT B
                                                                to
                                                        Multi-Year Revolving
                                                           Credit Agreement

                             COMPLIANCE CERTIFICATE

To: Each of the Bank Parties to the Credit Agreement referred to below

         Reference is made to our Multi-Year Revolving Credit Agreement dated as of July 1, 1992, as amended and restated as of May 8, 1996 (herein as amended, modified or supplemented and in effect from time to time called the "CREDIT AGREEMENT") with you. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         The Company hereby certifies and warrants to you that the following is a true and correct computation as at ______________19__ (the "Computation Date") of Consolidated Net Worth contained in Section 9.2 of the Credit Agreement:

Minimum Consolidated Net Worth
------------------------------
 Required Under Section 3.2
 --------------------------

                                                                $1,600,000,000

 LESS: The lesser of (i) the aggregate amount
 expended by the Company subsequent
 to December 31, 1995 for repurchase of
 its Common Stock and (ii) $600,000,000                        $
                                                                -------------------       $
                                                                                           -------------

CONSOLIDATED NET WORTH
 OF THE COMPANY

 Consolidated shareholders'
 investment                                                    $
                                                                -------------------

 PLUS:  Minority interests                                     $
                                                                -------------------     $
                                                                                          --------------


         The Company hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____day of ______________, 19__.

                                                      TRW INC.

                                                      By
                                                         ----------------------

Its
   ---------------------

                                                              EXHIBIT C
                                                                  to
                                                         Multi-Year Revolving
                                                           Credit Agreement

___________________, 1992

To:      Each of the Banks party to the
         Credit Agreements referred to
         below

Ladies and Gentlemen:

I am General Counsel of TRW Inc., an Ohio corporation (the "Company"), and have acted in such capacity in connection with the Three-Year Revolving Credit Agreement and the 364-Day Revolving Credit Agreement, each dated as of July 1, 1992 (the "Credit Agreements") among the Company and each of the financial institutions listed on the signature pages thereof. Capitalized terms used but not otherwise defined are used herein as defined in the Credit Agreements.

In connection with the opinions expressed below, I have examined or caused to be examined by members of the TRW Law Department a copy of the Credit Agreements and the Notes thereunder; and I have also made or caused to be made such other examinations and inquiries as I have deemed necessary to enable me to give the opinions hereinafter expressed. However, as to each of the opinions set forth below which is limited to my knowledge, you should be aware that I have neither made nor caused to be made any independent review for purposes of rendering this opinion, although in the regular course of advising the Company I have reviewed or caused to be reviewed various documents, records and matters of law.

Based upon the foregoing, I am of the opinion that:

___________________, 1992
Page 2

1. The Company is a corporation duly incorporated and in good standing under the laws of the State of Ohio.

2. The Company has full power to execute, deliver, and perform each of the Credit Agreements and to borrow moneys thereunder and to execute, deliver, and perform its obligations under the Notes.

3. The execution and delivery of the Credit Agreements and the Notes, the borrowings under the Credit Agreements, and the performance by the Company of its obligations under the Credit Agreements and the Notes, have been duly authorized by all necessary corporate action, and do not and will not contravene or conflict with any material provision of applicable law now in effect or of the Amended Articles of Incorporation or Regulations of the Company or, to my knowledge, of any agreement for borrowed money or other material agreement binding upon the Company.

4. The Credit Agreements and the Notes have been duly executed and delivered by the Company and are the legal, valid, and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium laws or debtor relief proceedings or any similar laws or proceedings affecting creditors' rights generally or by general principles of equity.

I am a member of the bar of the State of Ohio and do not purport to be an expert on, generally familiar with or qualified to express legal conclusions based on laws other than the laws of the State of Ohio and the United States of America.

This opinion is being delivered to you solely for your benefit as creditor under the Credit Agreements and may be relied upon only by you for such purpose.

Very truly yours,

Martin A. Coyle
General Counsel

                                  SCHEDULE 1.10

                                PRIOR FACILITIES

Bank of America National Trust and Savings Association

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Bank of America National Trust and Savings Association

Barclays Bank PLC

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Barclays Bank PLC

Banque Nationale de Paris

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Banque Nationale de Paris

The Chase Manhattan Bank N.A.

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and The Chase Manhattan Bank N.A.

Citibank, N.A.

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Citibank, N.A.

Dresdner Bank AG

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Dresdner Bank AG

First Interstate Bank of California

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and First Interstate Bank of California

Morgan Guaranty Trust Company of New York

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Morgan Guaranty Trust Company of New York

NBD Bank, N.A.

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and NBD Bank, N.A.

National City Bank

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and National City Bank

Royal Bank of Canada

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Royal Bank of Canada

Society National Bank

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and Society National Bank

The Sumitomo Bank, Limited

         Credit Agreement dated as of January 1, 1985, as amended as of September 3, 1985 and July 1, 1991 between TRW Inc. and The Sumitomo Bank, Limited

The Sakura Bank, Limited

         Credit Agreement dated as of July 1, 1988, as amended as of July 1, 1991 between TRW Inc. and The Sakura Bank, Limited

The Tokai Bank, Limited

         Credit Agreement dated as of July 1, 1988, as amended as of August 16, 1991 between TRW Inc. and The Tokai Bank, Limited

Credit Lyonnais

         Credit Agreement dated as of January 10, 1992 between TRW Inc. and Credit Lyonnais

Union Bank of Switzerland

         Credit Agreement dated as of January 10, 1992 between TRW Inc. and Union Bank of Switzerland

                                  SCHEDULE 8.5

                     UNDISCLOSED MATERIAL LEGAL PROCEEDINGS

         None